                                                                  EXHIBIT 10.1.2

                              USS HOLDINGS, INC.



                              AMENDMENT NO. 2 TO

                            STOCKHOLDERS AGREEMENT



                          Dated as of October 6, 1998

                               Table of Contents

Section 1.   Definitions; Rules of Construction........................................................   1
Section 2.   Board of Directors; Adjustment EBITDA Targets.............................................  12
Section 3.   Financial Statements and Other Information, Inspections and Board Meetings................  15
Section 4.   Additional Voting Agreements; Required Sale...............................................  18
Section 5.   First Refusal Rights for Securities Issued by the Corporation.............................  21
Section 6.   Affiliate Transactions....................................................................  22
Section 7.   Issuance of Additional Securities to DGHA Stockholders and Manager Stockholders...........  22
Section 8.   Limitations on Transfers of Stock - General...............................................  23
Section 9.   Limitations on Transfers of Restricted Shares.............................................  23
Section 10   Limitations on Transfers prior to Third Anniversary.......................................  23
Section 11   Rights of First Refusal after Third Anniversary...........................................  24
Section 12   Rights of Co-Sale.........................................................................  25
Section 13   Drag-Along Rights.........................................................................  26
Section 14   Options Upon Termination Event............................................................  28
Section 15   Required Sale.............................................................................  32
Section 16   Regulatory Matters........................................................................  32
Section 17   Requisite Stockholder Approval............................................................  34
Section 18   Amendment and Waiver......................................................................  34
Section 19   Securities Law Compliance; Legends........................................................  34
Section 20   Duration of Agreement.....................................................................  36
Section 21   Severability..............................................................................  36
Section 22   Entire Agreement..........................................................................  37
Section 23   Certain Stockholders......................................................................  37
Section 24   Successors and Assigns....................................................................  37
Section 25   Counterparts..............................................................................  37
Section 26   Remedies..................................................................................  37
Section 27   Notices...................................................................................  38
Section 28   Governing Law.............................................................................  39
Section 29   Further Assurances........................................................................  39
Section 30   Jurisdiction; Venue; Process..............................................................  39
Section 31   Representation and Warranties of the Stockholders.........................................  39
Section 32   Conflicting Agreements....................................................................  41
Section 33   Mutual Waiver of Jury Trial...............................................................  41

                                                     AMENDMENT NO. 2 dated as of
                                           October 6, 1998 ("Amendment No. 2"),
                                           among USS HOLDINGS, INC., a Delaware
                                           corporation (the "Corporation"), and
                                           the stockholders of the Corporation
                                           (each a "Stockholder" and
                                           collectively the "Stockholders")
                                           listed on the signature pages hereof,
                                           to the Stockholders Agreement (the
                                           "Agreement") dated as of February 9,
                                           1996, as amended, among the
                                           Corporation and the Stockholders.

          The parties hereto, being the parties to the Agreement required to amend the Agreement in accordance with Section 18(a) thereof, hereby amend the Agreement, which amendment shall become effective upon execution of this Amendment No. 2 by the Corporation, a Majority of the Institutional Stockholders and a Majority of the DGHA Stockholders, by deleting all of the text and replacing it with the following:

     SECTION 1.  Definitions; Rules of Construction.
                 ----------------------------------

          (a) Capitalized terms used in this Agreement have the meanings ascribed to them below:

          "Accounting Period" has the meaning ascribed to it in Section 3(a)(i).
           -----------------

          "Acquisition" means USS Acquisition, Inc., a Delaware corporation, and
           -----------
any successors thereto (including U.S.  Silica after the Merger).

          "Actual EBITDA" shall be calculated at the end of each Accounting
           --------------
Period of the Corporation, beginning with the Accounting Period ending December 31, 1997, and shall mean the EBITDA of the Corporation for the twelve-month period ended on the last day of such Accounting Period.

          "Additional Institutional Director" shall have the meaning ascribed to
           ---------------------------------
it in Section 2(b).

          "Additional Retiring Purchase" has the meaning ascribed to it in
           ----------------------------
Section 14(a).

          "Adjusted Proportionate Percentage" shall mean, with respect to any
           ---------------------------------
Stockholder, the Proportionate Percentage of such Stockholder, calculated as if the Retiring Shares were not issued and outstanding at the time of calculation.

          "Affiliate" means (i) with respect to any individual, (A) a spouse or
           ---------
descendant of such individual and (B) any trust or family partnership whose primary beneficiary shall be such individual and/or such individual's spouse and/or any Person related by blood or adoption to such individual or such individual's spouse, (ii) with respect to any Person which is not an individual, any other Person that, directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with, such Person and/or one or more Affiliates thereof, and, without limiting the generality of the
                                ---
foregoing, with respect to CMC includes (x) the ultimate parent corporation of CMC, and all the Affiliates of the aforementioned ultimate parent and (y) a corporation, a general partnership, a limited partnership or limited liability corporation, in which all the beneficial interests of any of the foregoing entities is owned directly or indirectly by one or more present or former employees or executives of CMC or their respective Affiliates.

          "Approved Sale" has the meaning ascribed to it in Section 13.
           -------------

          "Board" means the Board of Directors of the Corporation.
           -----

          "Bylaws" means the Bylaws of the Corporation as amended from time to
           ------
time.

          "Budgeted EBITDA" shall mean, for the twelve-month period ending on
           ---------------
the last day of each Accounting Period, beginning with the Accounting Period ending December 31, 1998, the EBITDA set forth opposite such Accounting Period on Schedule 2.

          "Cause" shall mean the commission by a Promoter Stockholder of a
           -----
felony or other crime involving moral turpitude, or the commission by a Promoter Stockholder of any other act which is a breach of his fiduciary duty of loyalty to his employer or the repeated failure of a Promoter Stockholder to otherwise perform his duties to his employer as determined in good faith by such employer's Board of Directors.

          "Certificate" means the Amended and Restated Certificate of
           -----------
Incorporation of the Corporation as filed with the Secretary of State of Delaware on February 9, 1996, as supplemented by all Certificates of Designation and Certificates of Amendment, copies of which are attached as Schedule 3.

          "Class A Common Stock" means the Class A Common Stock, $.01 par value,
           --------------------
of the Corporation.

          "Class B Common Stock" means the Class B Common Stock, $.01 par value,
           --------------------
of the Corporation.

          "Class C Common Stock" means the Class C Common Stock, $.0l par value,
           --------------------
of the Corporation.

          "Class C Restricted Shares" means, collectively, the DGHA Restricted
           -------------------------
Shares and the Manager Restricted Shares.

          "CMC" means Chase Manhattan Capital L.P., a Delaware limited
           ---
partnership.

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Common Stock" means the Class A Common Stock, the Class B Common
           ------------
Stock and the Class C Common Stock.

          "Common Equivalents" means, at any point in time, (i) as to any
           ------------------
Stockholder, the number of shares of Common Stock held by such Stockholder at such time, plus the number of shares of Common Stock which are issuable (at such time or thereafter) upon the exercise or conversion of any option, warrant or convertible security held at such time by such Stockholder and (ii) as to all Stockholders, collectively, the aggregate number of shares of Common Stock outstanding at such time plus the aggregate number of shares of Common Stock issuable (at such time or thereafter) upon the exercise or conversion of all outstanding options, warrants and convertible securities.

          "Company" means, collectively, the Corporation and its Subsidiaries
           -------
and, individually, the Corporation and each Subsidiary of the Corporation.

          "Compensation Committee" shall mean the Compensation Committee of the
           ----------------------
Board, as constituted from time to time in accordance with Section 2(c).

          "Competitor" means any Person who directly or indirectly, owns,
           ----------
manages, operates, joins, controls or participates in the ownership, management, operation or control of, or is connected as a director, officer, employee, partner, consultant or otherwise with, any profit or non-profit business or organization in any part of the United States or any other jurisdiction in which the Company sells products or provides services, which, directly or indirectly, Competes (as hereinafter defined) with the Company. A profit or non-profit business or organization shall be deemed to "Compete" with the Company if such business or organization (i) competes with the business of the Company as it is conducted as of the date hereof or at any time while this Agreement is in effect, or (ii) engages in the development, production or sale of products, or the rendering of services, which are the same as, similar to or competitive with, the products or services being developed, provided, sold or rendered by the Company as of the date hereof or at any time while this Agreement is in effect.

          "Control" means the possession, directly or indirectly, of the power,
           -------
by stock ownership, contract right, proxy or otherwise, to direct the management and policies of a Person.

          "Corporation" has the meaning ascribed to it in the Preamble.
           -----------

          "Credit Agreement" means the Credit Agreement dated as of July 21,
           ----------------
1998, as amended from time to time, among Acquisition and the lenders named therein.

          "Credit Event" means (i) the existence of an event of default under
           ------------
any Debt Document, or (ii) the existence of a default, which is not waived or cured within any applicable grace period provided for therein, under any other document or agreement to which any Company is a party or an obligor, which evidences indebtedness of any Company individually or in the aggregate of more than $1,000,000.

          "Debt Documents" shall mean the Credit Agreement, the documents
           --------------
attached as exhibits thereto and any other loan agreement pursuant to which the debt under such agreements is refinanced in whole or in part.

          "Deferral Date" has the meaning ascribed to it in Section 14(f).
           -------------

          "Deferral Election" has the meaning ascribed to it in Section 14(f).
           -----------------

          "DGHA" shall mean D. George Harris & Associates, Inc.
           ----

          "DGHA Fee Letter" means the letter agreement dated the Original
           ---------------
Agreement Date among the Corporation, certain Subsidiaries thereof and DGHA, as amended from time to time.

          "DGHA Repurchase Agreement" means the DGHA Repurchase Agreement dated
           -------------------------
the date hereof, among the Corporation and the DGHA Stockholders named therein.

          "DGHA Restricted Shares" means the 216,263 (as adjusted to reflect any
           ----------------------
stock splits, stock dividends, reverse stock splits or reclassifications of the Class C Common Stock) shares of Class C Common Stock issued or issuable to the DGHA Stockholders party to the DGHA Repurchase Agreement (and any Securities issued in respect thereof), which shares are subject to repurchase by the Corporation upon an IRR Event pursuant to the DGHA Repurchase Agreement, for so long as such shares of Class C Common Stock are subject to the DGHA Repurchase Agreement.

          "DGHA Stockholders" shall mean any Person listed on the Schedule of
           -----------------
DGHA Stockholders attached hereto as Schedule 4 and any other employee of DGHA or an Affiliate of DGHA who is designated as such by the Chairman of DGHA.

          "EBITDA" has the meaning, for any period, ascribed to such term in the
           ------
Credit Agreement.

          "EBITDA Event" shall mean and occur if, at the end of any Accounting
           ------------
Period commencing with the twelve-month period ending December 31, 1997, the Actual EBITDA for the twelve-month period ending on the last day of such Accounting Period is less than 75% of the Budgeted EBITDA for the twelve-month period ending on the last day of the corresponding Accounting Period.

          "Eligible Stockholders" has the meaning ascribed to it in Section
           ---------------------
14(a).

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any Person that for purposes of Title IV of
           ---------------
ERISA is a member of the controlled group of any Obligor, or under common control with any Obligor, within the meaning of Section 414 of the Code.

          "ERISA Event" means (a) (i) the occurrence of a reportable event,
           -----------
within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event (or the penalty for failure to provide such notice) has been waived by the PBGC; or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10),
(11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Obligor or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Obligor or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in
Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under
Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that could reasonably be expected to constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan.

          "Excess Attributable to the First Priority Additional Retiring
           -------------------------------------------------------------
Purchases" shall mean the lesser of (x) the number of Remaining Retiring Shares
---------
to be purchased in the aggregate by the First Priority Eligible Stockholders pursuant to their Additional Retiring Purchases and (y) the excess Remaining Retiring Shares remaining after the Second Retirement Reduction.

          "Excess Attributable to the Second Priority Additional Retiring
           --------------------------------------------------------------
Purchases" shall mean the lesser of (x) the number of Remaining Retiring Shares
---------
to be purchased in the aggregate by the Second Priority Eligible Stockholders pursuant to their Additional Retiring Purchases and (y) the excess Remaining Retiring Shares remaining prior to the First Retirement Reduction.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any similar federal law then in force.

          "Exclusive Period" has the meaning ascribed to it in Section 15.
           ----------------

          "Exempt Issuance" shall mean (i) the issuance of shares of Class A
           ---------------
Common Stock or Class B Common Stock upon the conversion of shares of Series B Preferred Stock and the issuance of shares of Class A Common Stock upon the conversion of shares of Class B Common Stock, (ii) the issuance of Securities to a DGHA Stockholder pursuant to Section 3 of the DGHA Repurchase Agreement and
Section 7(b), (iii) the issuance of Securities to a Manager Stockholder pursuant to Section 3 of the Manager Repurchase Agreement and Section 7(a), (iv) the issuance of the Warrants pursuant to the Warrant Issuance Agreement and the issuance of Securities pursuant to the exercise of the Warrants, (v) the issuance of Securities, or any securities convertible into or exercisable for Securities, pursuant to a Public Offering and (vi) the issuance of Securities to a DGHA Stockholder or a Manager Stockholder after repurchase by the Corporation pursuant to the DGHA Repurchase Agreement, the Manager Repurchase Agreement or pursuant to Section 14, of an equivalent or greater number of Securities from one or more DGHA Stockholders, Manager Stockholders or Non-Affiliated Stockholders.

          "Fair Value" has the meaning ascribed to it in Section 15(a).
           ----------

          "First Priority Eligible Stockholders" shall mean (i) with respect to
           ------------------------------------
any Transfer to be made by a DGHA Stockholder, the other DGHA Stockholders, (ii) with respect to any Transfer to be made by a Manager Stockholder, the other Manager Stockholders and (iii) with respect to any Transfer to be made by a Non-Affiliated Stockholder, the other Non-Affiliated Stockholders.

          "First Refusal Amount" has the meaning ascribed to it in Section 5(a).
           --------------------

          "First Refusal Securities" has the meaning ascribed to it in Section
           ------------------------
5(a).

          "GAAP" means United States generally accepted accounting principles,
           ----
consistently applied.

          "Individual Investor Put Shares" has the meaning ascribed to it in
           ------------------------------
Section 14(c).

          "Initial Institutional Director" shall have the meaning ascribed to it
           ------------------------------
in Section 2(a)(iii).

          "Initial Public Offering" means the initial Public Offering of equity
           -----------------------
securities of the Corporation.

          "Initial Retiring Purchase" has the meaning ascribed to it in Section
           -------------------------
14(a).

          "Institutional Directors" has the meaning ascribed to it in Section
           -----------------------
2(b).

          "Institutional Securities" means all Securities owned by the
           ------------------------
Institutional Stockholders.

          "Institutional Stockholders" means any Person listed on the Schedule
           --------------------------
of Institutional Stockholders attached hereto as Schedule 6 and any successor to, or Permitted Transferee (excluding any transferee who purchases Institutional Securities pursuant to Section 6) of, any such Person who or which agrees in writing to be treated as an Institutional Stockholder hereunder and to be bound by the terms and comply with all applicable provisions hereof.

          "IRR Event" means the occurrence of any of the following:
           --------

                (i) the sale of all or substantially all of the assets of the Corporation and its Subsidiaries (in each case after assumption of all the liabilities of the Corporation or the Subsidiary), on a consolidated basis;

                (ii)   the sale of all or substantially all of the Securities;

                (iii) a merger of the Corporation or any Subsidiary, provided that the merger comprises all or substantially all of the assets of the Corporation and its Subsidiaries, with another Person if the stockholders of the Corporation immediately prior to such merger do not own more than 80% of the corporation surviving such merger;

                (iv)   the consummation of a Qualified Public Offering; or

                (v)    a sale made pursuant to Section 15.

          "Majority of the Institutional Stockholders" means those Institutional
           ------------------------------------------
Stockholders who at the time in question hold a majority of the Common Equivalents then held by all Institutional Stockholders.

          "Majority of the DGHA Stockholders" means those DGHA Stockholders who
           ---------------------------------
at the time in question hold a majority of the Common Equivalents then held by all DGHA Stockholders.

          "Management Services Agreement" means the Amended and Restated
           -----------------------------
Management Services Agreement dated as of the date hereof among the Corporation, certain subsidiaries thereof and DGHA, as amended or modified from time to time.

          "Manager Repurchase Agreement" means the Manager Repurchase
           ----------------------------
Agreements, a form of which is attached hereto as Schedule 7, to be entered into between the Corporation and each Manager Stockholder who purchases Manager Restricted Shares, respectively.

          "Manager Restricted Shares" means the 216,263 (as adjusted to reflect
           -------------------------
any stock splits, stock dividends, reverse stock splits or reclassifications of the Class C Common Stock) shares of Class C Common Stock issued or issuable to the Manager Stockholders party to the Manager Repurchase Agreement (and any Securities issued in respect thereof), which shares are subject to repurchase by the Corporation upon an IRR Event pursuant to the Manager Repurchase Agreement, for so long as such shares of Class C Common Stock are subject to the Manager Repurchase Agreement.

          "Manager Stockholder" shall mean any Person listed on the Schedule of
           -------------------
Manager Stockholders attached hereto as Schedule 8 and any Stockholder who purchases Securities who is a full-time employee of the Corporation or of any Subsidiary and is designated as such by the Board, but specifically excluding the DGHA Stockholders.

          "Merger" means the consummation of the merger between Acquisition and
           ------
U.S. Silica, with U.S. Silica as the surviving corporation.

          "Multiple Employer Plan" means a single employer plan, as defined in
           ----------------------
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Obligor or any ERISA Affiliate and at least one Person other than the Obligors and the ERISA Affiliates or (b) was so maintained and in respect of which any Obligor or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Non-Affiliated Stockholder" shall mean any Person listed on the
           --------------------------
Schedule of Non-Affiliated Stockholders attached hereto as Schedule 5.

          "Notice Date" has the meaning ascribed to it in Section 14(b).
           -----------

          "Notice of Offer" has the meaning ascribed to it in Section 11(a).
           ---------------

          "Obligor" means Acquisition and U.S. Silica.
           -------

          "Offer" has the meaning ascribed to it in Section 11(a).
           -----

          "Offeree" has the meaning ascribed to it in Section 11(a).
           -------

          "Offeror" shall have the meaning ascribed to it in Section 11(a).
           -------

          "Officer's Report" has the meaning ascribed to it in Section 3(a)(ii).
           ----------------

          "Original Agreement Date" means February 9, 1996.
           -----------------------

          "Other Stockholders" has the meaning ascribed to it in Section 12(a).
           ------------------

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "Permitted Transferees" has the meaning ascribed to such term in
           ---------------------
Section 8(d).

          "Person" shall be construed broadly and shall include an individual, a
           ------
partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Plan" means a Single Employer Plan or a Multiple Employer Plan.
           ----

          "Preferred Stock" means (i) the Series A Preferred Stock, the Series B
           ---------------
Preferred Stock and the Seller Preferred Stock and (ii) any shares of any series of Preferred Stock of the Corporation issued to the Stockholders on or after the Original Agreement Date.

          "Primary Retirement Notice" has the meaning ascribed to it in Section
           -------------------------
14(a).

          "Proportionate Percentage" means, with respect to a Stockholder, a
           ------------------------
fraction (expressed as a percentage) the numerator of which is the number of Common Equivalents held by such Stockholder and the denominator of which is (i) in a situation where the Proportionate Percentage is being calculated with respect to all Stockholders, the total number of Common Equivalents outstanding at the time in question and (ii) in a situation where the Proportionate Percentage is being calculated with respect to a group of Stockholders, the total number of Common Equivalents held by the members of such group.

          "Public Offering" means the closing of a public offering of Common
           ---------------
Stock pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering made in connection with an employee benefit plan.

          "Public Sale" means any sale, occurring simultaneously with or after a
           -----------
Public Offering, of Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144.

          "Qualified Public Offering" means the sale by the Corporation and/or
           -------------------------
one or more stockholders of the Corporation in an underwritten Public Offering registered under the Securities Act of Common Stock which results in aggregate net cash proceeds (net of underwriters' discounts and commissions and estimated offering expenses) to the Corporation and/or any selling stockholders of not less than $30 million.

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement dated as of February 9, 1996, as amended by Amendment No. 1 dated as of the date hereof and as may be amended or modified from time to time in the future, among the Corporation and the parties named therein.

          "Regulatory Problem" means (i) any set of facts or circumstances
           ------------------
wherein it has been asserted by any governmental regulatory agency, or a Stockholder believes based on advice of counsel that there is a substantial risk of such assertion, that such Stockholder is not legally permitted to hold, or exercise any significant right with respect to, the securities (including any Securities or debt securities) of the Corporation which it holds or (ii) a Voting Regulatory Problem.

          "Remaining Retiring Shares" has the meaning ascribed to it in Section
           -------------------------
14(a).

          "Requisite Stockholders" means a Majority of the Institutional
           ----------------------
Stockholders and a Majority of the DGHA Stockholders; provided, however, that if the Majority of the Institutional Stockholders have designated the Additional Institutional Directors pursuant to Section 2(b) hereof, "Requisite
                                                          ---------
Stockholders" means, solely for purposes of Section 4(a) (other than subsection
------------
4(a)(vii) and subsection 4(a)(xi) only with respect to any transactions between the Corporation or any of its Subsidiaries and any Institutional Stockholder),
Section 4(b) and Section 13, a Majority of the Institutional Stockholders.

          "Requisite Stockholder Approval" means the approval of the terms,
           ------------------------------
vesting or any other characteristics of any restricted stock of the Corporation, or any compensation arrangement relating to the Corporation, by vote or written consent in lieu thereof, that is intended to satisfy the requirements of Code
Section 280G(b)(5) and applicable Treasury Regulations thereunder, and shall also include any vote (with or without a meeting) or any other action or actions.

          "Restricted Securities" means, at any point in time, any Securities
           ---------------------
which have not theretofore been transferred in a Public Sale.

          "Retiring Participation Shares" has the meaning ascribed to it in
           -----------------------------
Section 14(a).

          "Retiring Shares" has the meaning ascribed to it in Section 14(a).
           ---------------

          "Retiring Stockholder" has the meaning ascribed to it in Section
           --------------------
14(a).

          "Rule 144" means Rule 144 promulgated by the Securities and Exchange
           --------
Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

          "Sale of the Company" has the meaning ascribed to it in Section 13(a).
           -------------------

          "Sale Notice" has the meaning ascribed to it in Section 13(a).
           -----------

          "Second Retirement Notice" has the meaning ascribed to it in Section
           ------------------------
14(a).

          "Second Priority Eligible Stockholders" shall mean (i) with respect to
           -------------------------------------
any Transfer to be made by a DGHA Stockholder, the Stockholders other than the DGHA Stockholders, (ii) with respect to any Transfer to be made by a Manager Stockholder, the Stockholders other than the Manager Stockholders, and (iii) with respect to any Transfer to be made by a Non-Affiliated Stockholder, the Stockholders other than the Non-Affiliated Stockholders.

          "Second Retirement Notice" has the meaning ascribed to it in Section
           ------------------------
14(b).

          "Section 12 Acceptance" shall have the meaning ascribed to it in
           ---------------------
Section 12(a).

          "Section 12 Notice" shall have the meaning ascribed to it in Section
           -----------------
12(a).

          "Section 12 Offer" shall have the meaning ascribed to it in Section
           ----------------
12(a).

          "Section 12 Offeree" shall have the meaning ascribed to it in Section
           ------------------
12(a).

          "Section 12 Offeror" shall have the meaning ascribed to it in Section
           ------------------
12(a).

          "Securities" means the Common Stock, the Preferred Stock, and any and
           ----------
all other Common Stock, Preferred Stock or other capital stock or equity securities (including the Warrants and other derivative securities therefor) of the Corporation.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or
           ----------------------------------
agency succeeding to the functions thereof

          "Seller Preferred Stock" means the Series C Preferred Stock, $0.01 par
           ----------------------
value, of the Corporation issued to U.S. Borax Inc. upon the closing of the Stock Purchase Agreement.

          "Series A Preferred Stock" means the Series A Preferred Stock, $0.01
           ------------------------
par value, of the Corporation.

          "Series B Preferred Stock" means the Series B Preferred Stock, $0.01
           ------------------------
par value, of the Corporation.

          "Single Employer Plan" means a single employer plan, as defined in
           --------------------
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Obligor or any ERISA Affiliate and no Person other than the Obligors and the ERISA Affiliates or (b) was so maintained and in respect of which any Obligor or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Stock Purchase Agreement" means the Stock Purchase Agreement between
           ------------------------
U.S. Borax Inc. and the Corporation dated October 23, 1995, as amended or modified from time to time.

          "Subscription Agreement" shall mean the Stock Subscription and
           ----------------------
Exchange Agreement dated the Original Agreement Date, among the Corporation and the Stockholders which are parties thereto.

          "Subsidiary" means with respect to any Person, any corporation or
           ----------
other entity of which the shares of stock having a majority of the general voting power in electing the board of directors of such corporation or other entity are, at the time as of which any determination is being made, owned by such Person either directly or indirectly through Subsidiaries.

          "Tax Sharing Agreement" means the Amended and Restated Tax Sharing
           ---------------------
Agreement dated as of July 21, 1998 between the Corporation and the parties named therein.

          "Termination Event" has the meaning ascribed to it in Section 14(d).
           -----------------

          "Transfer" shall be construed broadly and shall include any transfer
           --------
(whether voluntary, involuntary or by operation of law) of securities or any interest therein, including without limitation, by way of issuance, sale, participation, pledge, gift, bequeath, intestate transfer, distribution, liquidation, merger or consolidation.

          "Transfer Date" has the meaning ascribed to it in Section 14(e).
           -------------

          "Trigger Event" shall mean (a) the existence of a Credit Event or the
           -------------
occurrence of an EBITDA Event, (b) the termination of the Exclusive Period or
(c) both of Mr. D. George Harris and Mr. Anthony J. Petrocelli shall have ceased to serve on the Board due to death, disability or resignation.

          "U.S. Silica" means U.S. Silica Company, a Delaware corporation.
           -----------

          "Valuation Price per Share" means, with respect to any Security, the
           -------------------------
amount distributable to such Security, if the Company is sold at Fair Value and the proceeds are distributed by the Corporation in complete liquidation pursuant to the rights and preferences set forth in the Certificate immediately prior to the Notice Date.

          "Voting Regulatory Problem" shall exist when a Person and such
           -------------------------
Person's Affiliates would own, control or have power over a greater quantity of securities (including any Securities or debt securities) of any kind issued by the Corporation or any successor than are permitted under any requirement of any governmental authority having jurisdiction over such Person.

          "Voting Securities" means the Class A Common Stock, the Series B
           -----------------
Preferred Stock (from and after a Trigger Event in accordance with the terms of the Certificate) and any other Securities of the Corporation which shall at the time in question be entitled to vote on each matter as to which stockholders of the Corporation are entitled to vote.

          "Warrants" means the warrants to purchase shares of Series A Preferred
           --------
Stock and Series B Preferred Stock granted from time to time pursuant to the Warrant Issuance Agreement.

          "Warrant Issuance Agreement" means a Warrant Issuance Agreement or
           --------------------------
similar document to be entered into by the Corporation and the Persons who shall, from time to time, purchase Warrants.

          "Withdrawal Liability" has the meaning assigned to such term in Part I
           --------------------
of Subtitle E of Title IV of ERISA.

          (b) The use in this Agreement of the term "including" means "including, without limitation." The words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended or supplemented, and not to any particular subparagraph or clause contained in this Agreement. All references to schedules and exhibits mean the schedules and exhibits attached to this Agreement.

          (c) Unless otherwise expressly set forth herein, whenever the term "best efforts" is used, such efforts shall not include any obligation to incur substantial expenses or liabilities.

          (d) The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern the interpretation of any of the terms or provisions of this Agreement.

          (e) The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require.

          (f) Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

     SECTION 2.  Board of Directors; Adjustment EBITDA Targets.
                 ---------------------------------------------

          (a)    Election of Directors Generally.  Each Stockholder shall from
                 -------------------------------
     time to time take such action, in his capacity as a stockholder of the Corporation, including the voting of all Securities owned or controlled by such Stockholder, as may be necessary to cause the Corporation to be managed at all times by a Board, consisting of seven members to be designated as follows:

                 (i) for so long as D. George Harris and his Affiliates own 50% or more of the Securities (other than DGHA Restricted Shares) held by them on the Original Agreement Date, two directors shall be designated by D. George Harris, one of which designated directors shall be D. George Harris (each a "George Harris Director" and together the "George Harris Directors");

                 (ii) for so long as Anthony J. Petrocelli and his Affiliates own 50% or more of the Securities (other than the DGHA Restricted Shares) held by them on the Original Agreement Date, one director shall be designated by Anthony J. Petrocelli (the "Petrocelli Director");

                 (iii) three directors shall be designated by a Majority of the Institutional Stockholders (each an "Initial Institutional Director" and together the "Initial Institutional Directors");

                 (iv)  one director shall be the President of the Corporation;

                 (v) for so long as D. George Harris shall be elected as a director he shall also be elected as the Chairman of the Board and Chief Executive Officer of the Corporation, and for so long as Anthony
          J. Petrocelli shall be elected as a director he shall also be elected as the Vice-Chairman of the Board;

          Notwithstanding the forgoing, in the event of a Termination Event with respect to D. George Harris or Anthony J. Petrocelli, the DGHA Stockholder with respect to which such Termination Event has occurred shall not be entitled to designate any directors and the Harris Directors or the Petrocelli Director, as applicable, shall thereafter be designated by the Majority of the DGHA Stockholders.

          (b)    Election of Additional Institutional Directors. In addition to
                 ----------------------------------------------
     the directors designated pursuant to Section 2(a), upon the occurrence of a Trigger Event, the Majority of the Institutional Stockholders shall have the right to designate two additional directors (each an "Additional Institutional Director" and together the "Additional Institutional Directors") so as to cause the directors designated by the Institutional Stockholders to constitute a majority of the directors on the Board; provided, however, that such right shall be exercisable by the Majority of
     --------  -------
     the Institutional Stockholders only upon the delivery to the Corporation, during the continuance of the Trigger Event, of a written notice by a representative of the Majority of the Institutional Stockholders of their desire to designate the Additional Institutional Directors. The Initial Institutional Directors and the Additional Institutional Directors are referred to herein collectively as the "Institutional Directors" and each, individually, an "Institutional Director". Each Stockholder shall, at such times as the Majority of the Institutional Stockholders are entitled to designate the Additional Institutional Directors and upon written notice from the Corporation or take such action, in his capacity as a stockholder of the Corporation, including the voting of all Securities owned or controlled by such Stockholder, as may be necessary to cause the Additional Institutional Directors to be elected to the Board.

          (c)  Compensation Committee.  Each Stockholder shall from time to
               ----------------------
     time take such action, in his capacity as a stockholder of the Corporation, including the voting of all Securities owned or controlled by such Stockholder, as may be necessary to cause a Compensation Committee of the Board to be constituted and to consist of three directors, two of which shall be Institutional Directors and one of which shall be a D. George Harris Director.

          (d)  Expenses.  The Corporation shall pay the reasonable out-of-
               --------
     pocket expenses incurred by each Board member designated pursuant to
     Section 2(a) or 2(b) in connection with attending the meetings of the Board and any committees thereof.

          (e)  Covenant to Vote.  Each of the Stockholders agrees to vote, in
               ----------------
     person or by proxy, all of the Securities owned by such Stockholder and entitled to vote at any annual or special meeting of the stockholders of the Corporation called for the purpose of voting on the election of directors, or to execute a written consent in lieu thereof, in favor of the election of the directors selected in accordance with Section 2(a) or 2(b).

          (f)  Removal of Directors.
               --------------------

               (i) At all times (A) a Majority of the Institutional Stockholders shall have the right to recommend the removal, without cause, of any or all of the Institutional Directors, (B) D. George Harris (or, if the George Harris Directors are at such time designated by the Majority of the DGHA Stockholders, the Majority of the DGHA Stockholders) shall have the right to recommend the removal, without cause, of any or all of the George Harris Directors, and (C) Anthony
          J. Petrocelli (or, if the Petrocelli Director is at such time designated by the Majority of the DGHA Stockholders the Majority of the DGHA Stockholders) shall have the right to recommend the removal, without cause, of the Petrocelli Director.

               (ii)  In the event that any Stockholder acting as described in
          Section 2(f)(i) shall, in accordance with their rights specified herein, recommend the removal of any director or directors with respect to whom they have such right, then each of the other Stockholders hereby agrees to join with such acting Stockholder in recommending such removal as described above, and in causing the Corporation either to promptly hold a special meeting of stockholders and to vote, in person or by proxy, all of the Securities owned by such Stockholder and entitled to vote at such meeting or to execute a written consent in lieu thereof, as the case may be, in favor of such removal.

          (g)  Vacancies. In the event a vacancy is created on the Board by
               ---------
     reason of the death, removal or resignation of any director, (i) such vacancy may be filled by the remaining directors in accordance with Sections 2(a) or 2(b), as applicable, (ii) if not so filled, each of the Stockholders hereby agrees, in its capacity as a stockholder of the Corporation, to elect a director to fill such vacancy in accordance with the selection procedures set forth in Sections 2(a) and 2(b) as applicable. Such election shall occur within thirty days after such vacancy occurs. Each of the Stockholders hereby agrees, in his capacity as a stockholder of the Corporation, to use his best efforts to cause the Corporation either to promptly hold a special meeting of stockholders or to execute a written consent in lieu thereof, and each of the Stockholders hereby agrees to vote all of the Securities owned by such Stockholder and entitled to vote at such meeting, in person or by proxy, or pursuant to such written consent of stockholders, in favor of the person or persons selected in accordance with Sections 2(a) or 2(b) to fill such vacancy and, if necessary, in favor of removing any director elected to fill such vacancy other than in accordance with the selection procedures of Sections 2(a) or 2(b).

          (h)  No Inconsistent Agreements.  Each Stockholder represents that he
               --------------------------
     has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no Stockholder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

          (i)  Budgeted EBITDA.  In the event the Corporation or any Subsidiary
               ---------------
     makes any material capital expenditures not contemplated by the projections upon which the Budgeted EBITDA targets are based, or the Corporation or any Subsidiary consummates any mergers, acquisitions or dispositions (whether of assets or stock or other interests) or other extraordinary transactions, the Board will determine in good faith appropriate adjustments to the Budgeted EBITDA targets, which adjustments shall be final and binding.

          (j)  Appointment of President.  Upon the removal or resignation of
               ------------------------
     the President of the Corporation, his successor shall be appointed by the vote of a majority of the directors on the Board and the outgoing President shall abstain from such vote.

     SECTION 3.  Financial Statements and Other Information, Inspections and
                 -----------------------------------------------------------
Board Meetings.
--------------

          (a) Prior to the consummation of an Initial Public Offering, the Corporation will deliver to each Stockholder having a Proportionate Percentage of at least 5%:

               (i) as soon as available but in any event within 30 days after the end of each calendar month (the "Accounting Periods") in each fiscal year, unaudited consolidated statements of income and cash flows of the Corporation and its Subsidiaries for such Accounting Period and for the period from the beginning of the fiscal year to the end of such Accounting Period, which statements shall also include the EBITDA of the Corporation and its Subsidiaries for such Accounting Period, and consolidated balance sheets of the Corporation and its Subsidiaries as of the end of such Accounting Period, setting forth in each case comparisons to the corresponding period in the annual budget and to the corresponding period in the preceding fiscal year with variances delineated, and all such statements will be prepared in accordance with generally accepted accounting principles, consistently applied;

               (ii) as soon as available but in any event within 45 days after the end of each fiscal quarter of the Corporation unaudited consolidated statements of income and cash flows of the Corporation and its Subsidiaries for such fiscal quarter, setting forth in each case comparisons to the corresponding period in the annual budget and to the corresponding period in the preceding fiscal year with variances delineated, and accompanied by a written report of the Corporation's Chief Executive Officer, Chief Operating Officer or Chief Financial Officer with respect to (a) such Officer's lack of actual knowledge after due investigation of any condition or event which constitutes an event of default under the terms of this Agreement, a Credit Event or an EBITDA Event; (b) the operations, problems and achievements of the Corporation during such period and (c) the calculation of the financial tests required under the Credit Agreement for such period (such written report being referred to herein as the "Officer's Report");

               (iii) as soon as available but in any event within 90 days after the end of each fiscal year of the Corporation, audited consolidated statements of income and cash flows of the Corporation and its Subsidiaries for such year, and the related balance sheets of the Corporation and its Subsidiaries as of the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year and for the annual budget for such year, and accompanied by (a) an opinion thereon of independent certified public accountants reasonably acceptable to a majority in interest of all Stockholders (it being agreed that Price Waterhouse Coopers is acceptable), which opinion shall state that said financial statements (other than the annual budget) fairly present the financial condition and results of operations of the Corporation and its Subsidiaries as at the end of, and for, such fiscal year, (b) a letter from such accounting firm stating that in the course of its examination they obtained no knowledge, except as specifically stated, that there was a default in existence by the Corporation or any Subsidiary under this Agreement or any other material agreement to which the Corporation or any Subsidiary is a party and (c) an Officer's Report;

               (iv) promptly upon receipt thereof, any additional reports, management letters (including the annual management letter to the Board) or other detailed information concerning significant aspects of the Corporation's and its Subsidiaries' operations and financial affairs given to the Corporation by its independent accountants (and not otherwise contained in other materials provided hereunder);

               (v) no later than 30 days prior to the end of each fiscal year, a consolidated annual budget prepared on a monthly basis for the Corporation and its Subsidiaries for the succeeding fiscal year (displaying anticipated statements of income and cash flows and balance sheets);

               (vi) promptly (but in any event within ten (10) business days) after the discovery or receipt of notice of (a) any default under the terms of any material agreement to which the Corporation or any Subsidiary is a party (including without limitation, this Agreement) or, without limitation to the generality of the foregoing, a Trigger Event or any other adverse event or circumstance affecting the Corporation or any Subsidiary which is material to the Corporation and its Subsidiaries taken as a whole (including the filing of any material litigation against the Corporation or any Subsidiary or the existence of a dispute that may reasonably be expected to lead to material litigation) or (b) any noncompliance by the Corporation or any Subsidiary with applicable laws, rules and regulations of all governmental authorities, the violation of which might reasonably be expected to have a material adverse effect upon the financial condition of the Corporation and its Subsidiaries taken as a whole, an Officer's Certificate specifying the nature and a period of existence thereof and what actions the Corporation and its Subsidiaries have taken and propose to take with respect thereto;

               (vii) within ten (10) days after transmission thereof, copies of all registration statements which the Corporation files with the Securities and Exchange Commission, and copies of all press releases and other statements made available generally by the Corporation to the public concerning material developments in the Corporation's business;

               (viii) immediately upon receipt thereof, copies of all environmental reports or other communications concerning environmental matters of the Corporation or its Subsidiaries which might reasonably be expected to have a material adverse effect upon the financial condition of the Corporation and its Subsidiaries taken as a whole; and

               (ix) with reasonable promptness, such other information and financial data concerning the Corporation and its Subsidiaries as any Stockholder having a Proportionate Percentage of at least 5% may reasonably request.

          To the best of the Corporation's knowledge, each of the financial statements referred to in subparagraphs (i), (ii) and (iii) will be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to footnotes and changes resulting from normal year-end audit adjustments.

          The Corporation will provide to all Stockholders, when available, audited consolidated statements of income and cash flows of the Corporation and its Subsidiaries and the related consolidated balance sheet of the Corporation and its Subsidiaries, accompanied by an opinion thereon of the Corporation's independent certified public accountant.

          (b) Except as consented to in writing by the Corporation or as otherwise required by law or judicial order or decree or by any governmental agency or authority, each Person which obtains information regarding the Corporation and its Subsidiaries under this Section 3 will use its best efforts to maintain the confidentiality of all nonpublic information obtained by it hereunder which the Corporation has reasonably designated as proprietary or confidential in nature; provided that each such Person may disclose such information to a Permitted Transferee in connection with the sale or transfer of any Securities if such Permitted Transferee agrees in writing to be bound by the provisions hereof.

          (c) Prior to the consummation of an Initial Public Offering, the Corporation will permit each representative designated by any Stockholder having a Proportionate Percentage of at least 5%, upon reasonable notice to the Chief Executive Officer of the Corporation, during normal business hours or such other times as any such holder may reasonably request and in such manner so as not to unreasonably interfere with the business and operations of the Corporation or any Subsidiary, to, at such holder's expense, (i) visit and inspect any of the properties of the Corporation and its Subsidiaries, (ii) examine the corporate and financial records of the Corporation and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the Corporation and its Subsidiaries.

     SECTION 4.  Additional Voting Agreements; Required Sale.
                 -------------------------------------------

          (a) The Corporation shall not, and shall ensure that each Subsidiary shall not, without the affirmative vote or written consent of the Requisite
     Stockholders:

               (i)     consummate a Public Offering;

               (ii) except as contemplated by this Agreement, the Subscription Agreement or the Warrant Issuance Agreement, after it shall have been executed, issue any Securities other than to the Corporation or to a wholly-owned Subsidiary;

               (iii) merge or consolidate with or into another entity (other than mergers of wholly-owned Subsidiaries and mergers of a wholly-owned Subsidiary with and into the Corporation where the Corporation is the surviving corporation);

               (iv) acquire any business from, or capital stock of, any Person;

               (v) redeem the Seller Preferred Stock, otherwise than as required pursuant to the Certificate;

               (vi)    amend its Certificate of Incorporation;

               (vii)   amend its Bylaws;

               (viii) increase the compensation of any of its officers, directors or management employees, above the levels in existence as of the date hereof, or pay any fees to directors unless approved by the Compensation Committee;

               (ix) sell, lease, exchange, convey, license or otherwise dispose of in any 12-month period in excess of 10% (or, in the aggregate during the term of this Agreement, in excess of 25%) of its consolidated assets or assets which contributed 10% (or, in the aggregate during the term of this Agreement, in excess of 25%), or more of its average annual EBITDA over the last 12 fiscal months, in any transaction or series of related transactions (other than sales in the ordinary course of business);

               (x) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction;

               (xi) enter into, revise or amend any contract, agreement or transaction with any of its officers, directors, management employees or Affiliates, except for (a) the entering into of the Management Services Agreement, the DGHA Fee Letter, the Warrant Issuance Agreement, the Registration Rights Agreement, the Tax Sharing Agreement, the DGHA Repurchase Agreement and the Manager Repurchase Agreement and the amendment of the Management Services Agreement contemplated by Section 5(d) thereof and (b) employment related transactions on customary terms, bonus plans approved by the Compensation Committee and for normal employment arrangements and benefit programs on reasonable terms and except as otherwise contemplated by this Agreement;

               (xii) incur or create, any indebtedness for borrowed money in excess of the amounts permitted by the Debt Documents;

               (xiii) make any loans or advances to, guarantees for the benefit of, or investments in, any Person (other than a wholly-owned Subsidiary), except as permitted by the Debt Documents or the Management Services Agreement and except for (a) reasonable advances to employees in the ordinary course of business, (b) investments having a stated maturity no greater than one year from the date the Corporation makes such investment in (1) obligations of the United States government or any agency thereof or obligations guaranteed by the United States government, (2) certificates of deposit of commercial banks having combined capital and surplus of at least $50 million or (3) commercial paper with a rating of at least "Prime-1" by Moody's Investors Service, Inc. or "A- 1" by Standard & Poor's Corporation and (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (b)(1) of this subparagraph (xiii) entered into with any bank meeting the qualifications specified in clause (b)(2) of this subparagraph (xiii);

               (xiv) declare or pay any dividends upon the Securities (other than the Series A Preferred Stock and the Seller Preferred Stock); or

               (xv) take any action that would cause the Corporation or any Subsidiary to incur a material liability to any Plan or the PBGC or substantially increase the rate of annual contributions to any Plan.

          (b) At all times during the term of this Agreement the Corporation will, and will cause each Subsidiary to unless consent is obtained from the Requisite Stockholders:

               (i) cause to be done all things necessary to maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses;

               (ii) maintain and keep its properties in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements, so that its businesses may be properly and advantageously conducted at all times;

               (iii) pay and discharge when payable all taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all claims for labor, materials or supplies which if unpaid might by law become a lien upon any of its property, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with generally accepted accounting principles, consistently applied) have been established on its books with respect thereto;

               (iv) comply with all other material obligations which it incurs pursuant to any contract or agreement, whether oral or written, express or implied, as such obligations become due, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with generally accepted accounting principles, consistently applied) have been established on its books with respect thereto;

               (v) comply with all applicable laws, rules and regulations of all governmental authorities, the violation of which might reasonably be expected to have a material adverse effect upon the financial condition, operating results or business prospects of the Corporation and its Subsidiaries taken as a whole;

               (vi) maintain proper books of record and account which fairly present its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with generally accepted accounting principles, consistently applied;

               (vii) comply with all environmental regulations and orders with respect to such regulations, provided that this subparagraph shall not limit the ability of the Corporation or any Subsidiary thereof to contest in good faith any such order or regulation;

               (viii) apply for and continue in force with good and responsible insurance companies adequate insurance covering risks of such types and in such amounts as are customary for well-insured corporations of similar size engaged in similar lines of business, all as determined by the Board,

               (ix) (A) promptly and in any event within 10 days after Acquisition or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, furnish to CMC a statement of the chief financial officer or treasurer of Acquisition describing such ERISA Event and the action, if any, that Acquisition or such ERISA Affiliate has taken and proposes to take with respect thereto and (B) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, furnish to CMC a copy of such records, documents and information;

               (x) promptly and in any event within five days after receipt thereof by Acquisition or any ERISA Affiliate, furnish to CMC copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

               (xi) furnish to CMC promptly upon receipt thereof by the Company or any ERISA Affiliate, a copy of the annual actuarial valuation report of each Plan; and

               (xii) promptly and in any event within ten days after receipt thereof by Acquisition or any ERISA Affiliate from the sponsor of a Multiemployer Plan, furnish to CMC copies of each notice concerning
          (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by Acquisition or any ERISA Affiliate in connection with any event described in clause (i) or (ii).

          (c) Each Stockholder shall in his capacity as a stockholder of the Corporation, cause that the Corporation observe and perform its obligations under Section 4(a) and Section 4(b).

     SECTION 5.  First Refusal Rights for Securities Issued by the Corporation.
                 -------------------------------------------------------------

          (a) Except for the issuance of Securities in connection with an Exempt Issuance, if the Corporation authorizes the issuance and sale to any other Person of any Securities or any securities containing options or rights to acquire any Securities (the "First Refusal Securities"), the Corporation will first offer to sell to each Stockholder a portion of the First Refusal Securities in an amount equal to such Stockholder's Proportionate Percentage of the First Refusal Securities (the "First Refusal Amount"). Each Stockholder will be entitled to purchase the First Refusal Securities at the same price per share and on the same terms as the First Refusal Securities are to be offered to such other Person.

          (b) Each Stockholder must exercise its purchase rights hereunder within 20 days after receipt of written notice from the Corporation describing in reasonable detail the First Refusal Securities being offered, the purchase price per share, the payment terms and such Stockholder's Proportionate Percentage and First Refusal Amount. If all of the First Refusal Securities offered to the Stockholders are not fully subscribed by such Stockholders, the remaining First Refusal Securities will be reoffered to the Stockholders purchasing their entire First Refusal Amount upon the terms set forth in this Section until all such First Refusal Securities are fully subscribed or until all such Stockholders have subscribed for all such First Refusal Securities which they desire to purchase, except that such Stockholders must exercise their purchase rights within 5 days after receipt of all such reoffers.

          (c) Upon the expiration of the offering periods described above, the Corporation will be free to sell such First Refusal Securities which such Stockholders have not elected to purchase during the 60 days following such expiration, on terms and conditions no more favorable to the purchasers thereof than those offered to such Stockholders. Any First Refusal Securities offered or sold by the Corporation after such 60-day period must be reoffered to the Stockholders pursuant to the terms of this Section.

          (d) Payment for First Refusal Securities which a Stockholder has elected to purchase shall be made against delivery of (i) the certificates representing the First Refusal Securities at the principal office of the Corporation not earlier than 10 days nor later than 20 days after expiration of the 20 days or 5 days referred to in Section 5(b), as the case may be, and (ii) of the entire price, by cash, certified or bank cashier's check, or such other consideration specified in the Corporation's offer.

     SECTION 6.  Affiliate Transactions.
                 ----------------------

          Payments made by the Corporation to DGHA pursuant to the Management Services Agreement shall be the only payments permitted to be made by the Corporation to DGHA and its Affiliates without the consent of a majority of the Institutional Directors.

     SECTION 7.  Issuance of Additional Securities to DGHA Stockholders and
                 ----------------------------------------------------------
Manager Stockholders.
--------------------

          (a) The Corporation shall have the right, but not the obligation, to issue to the Manager Stockholders from time to time, at the discretion of the Board, any portion of the Manager Restricted Shares that are not issued and outstanding on or after the date hereof, at a purchase price of $.01 per share; provided, however, that it shall be a condition precedent of the
                --------  -------
     issue of any Manager Restricted Shares that each Manager Stockholder to whom any Manager Restricted Shares are issued shall have executed and delivered to the Corporation a counterpart signature page to this Agreement and the Manager Repurchase Agreement, pursuant to which such Manager Stockholder agrees to be bound by the provisions of this Agreement and the Manager Repurchase Agreement.

          (b) The Corporation shall have the right, but not the obligation, to issue to the DGHA Stockholders from time to time, at the discretion of the Chairman of the Corporation, any portion of the DGHA Restricted Shares that are not issued and outstanding on or after the date hereof, at a purchase price of $.01 per share; provided, however, that it shall be a condition
                              --------  -------
     precedent of the issue of any DGHA Restricted Shares that each DGHA Stockholder to whom any DGHA Restricted Shares are issued shall have executed and delivered to the Corporation a counterpart signature page of this Agreement and the DGHA Repurchase Agreement, pursuant to which such DGHA Stockholder agrees to be bound by the provisions of this Agreement and the DGHA Repurchase Agreement.

     SECTION 8.  Limitations on Transfers of Stock - General.
                 -------------------------------------------

          (a) The provisions regarding Transfers of Securities contained herein shall apply to all Securities now owned or hereafter acquired by a Stockholder, including Securities acquired by reason of any dividend, distribution, exchange or conversion, additional issuances of Securities, and acquisitions of outstanding Securities from another

     Person, and such provisions shall apply to any Securities obtained by a Stockholder upon the exercise, exchange or conversion of any option, warrant or other Security.

          (b) No Stockholder shall Transfer any Security to a Person not already a party to this Agreement as a Stockholder unless and until such Person executes and delivers to the Corporation a written agreement in form and substance reasonably acceptable to the Corporation pursuant to which such Person shall agree to become a party to, and to be bound by and to comply with the provisions of, this Agreement in the same capacity and to the same extent as the Stockholder Transferring such Security. In the event of any Transfer to an Affiliate contemplated by clauses (i) (A) or (i)(B) of the definition thereof, the Transferee shall grant an irrevocable proxy, which shall be deemed to be coupled with an interest, with respect to voting rights of such Securities to D. George Harris (or, if D. George Harris is no longer a Stockholder or if the transferor is D. George Harris, to Anthony J. Petrocelli and if Anthony J. Petrocelli is no longer a Stockholder, to an individual elected by a majority of the Board), which proxy shall expire upon an Initial Public Offering. Any Transfer of Securities that is not made in compliance with the provisions hereof shall be void ab initio.

          (c) Any provision of this Agreement to the contrary notwithstanding, no Stockholder shall (i) Transfer any Security to a Person which is a Competitor or to any Affiliates of a Competitor, (ii) effect any Transfer which would subject the Corporation to the reporting requirements of the Exchange Act or (iii) Transfer any Security to any Person if such Transfer would result in an event of default under any Debt Document.

          (d) The restrictions on Transfer contained in Sections 9, 10, 11 and 12 shall not apply with respect to any Transfer of Securities by any Stockholder to its Affiliates.

     SECTION 9.   Limitations on Transfers of Restricted Shares.
                  ---------------------------------------------

          Except as permitted by Section 8(d) or pursuant to Section 13, no Stockholder shall Transfer any Class C Restricted Shares at any time that the Class C Restricted Shares shall be subject to the restrictions contained in the DGHA Repurchase Agreement or the Manager Repurchase Agreement.

     SECTION 10.  Limitations on Transfers prior to Third Anniversary.
                  ---------------------------------------------------

          Except as permitted by Section 8(d) or pursuant to Section 13 or
Section 14 and except for sales of Securities by Manager Stockholders (to which CMC shall have consented in its sole discretion) and Non-Affiliated Stockholders to DGHA Stockholders or Manager Stockholders on or prior to December 31, 1998 at a price per share equal to $39.90 for Series B Preferred Stock, $39.90 for Class A Common Stock and $7.78 for Series A Preferred Stock, plus accrued dividends, no Stockholder shall Transfer any Securities prior to the third anniversary of the Original Agreement Date.

     SECTION 11.  Rights of First Refusal after Third Anniversary.
                  -----------------------------------------------

          Except for Transfers permitted by Section 8(d) or Section 13 and except for sales of Securities by Manager Stockholders (to which CMC shall have consented in its sole discretion) and Non-Affiliated Stockholders to DGHA Stockholders or Manager Stockholders on or prior to December 31, 1998 at a price per share equal to $39.90 for Series B Preferred Stock, $39.90 for Class A Common Stock and $7.78 for Series A Preferred Stock, plus accrued dividends, on or after the third anniversary of the Original Agreement Date the Stockholders shall comply with the following procedures in connection with any Transfer of Securities:

          (a) The Stockholder ("Offeror") shall first deliver to the Corporation a written notice (hereinafter in this Section 11 called the "Notice of Offer"), which shall be irrevocable for a period of 60 days after delivery thereof, offering (the "Offer") to the Corporation and the other Stockholders (the "Offerees") all of the Securities proposed to be Transferred by the Offeror at the purchase price and on the terms specified therein (which Notice of Offer shall include all relevant terms of the proposed Transfer). The Offeror shall also furnish to the Corporation such additional information relating to the Offer as may reasonably be requested by the Corporation. The Corporation shall have the right and option, for a period of 30 days after delivery of the Notice of Offer by the Offeror, to accept all or any portion of the Securities so offered at the purchase price and on the terms stated in the Notice of Offer. The Corporation shall, if it does not elect to purchase all of the offered Securities, deliver a copy of the Notice of Offer to the Offerees. Each Offeree shall have the right and option, for a period of 30 days after delivery of the Notice of Offer by the Corporation, by delivery of written notice to the Corporation (x) to accept all or any of its Proportionate Percentage of the Securities so offered at the purchase price and on the terms stated in the Notice of Offer and (y) to offer to purchase any Securities not accepted by the other Offerees, in which case the Securities not accepted by the other Offerees, shall be deemed to have been offered to and accepted by the Offerees, which exercised their option under this clause (y) pro rata in
                                                                  --- ----
     accordance with their respective Proportionate Percentages (computed without including the Offerees, who have not exercised their option to purchase Securities under this clause (y)), on the above-described terms and conditions, and if all of the offered Securities shall not have been fully subscribed by such Offerees, the remaining offered Securities will be reofferred to the Offerees who agreed to purchase their entire entitlement of offered Securities under clause (x) upon the terms set forth in this Section until all such Securities are fully subscribed or until all such Offerees have subscribed for all such offered Securities which they desire to purchase, except that such Offerees must exercise their purchase rights within five (5) business days after receipt of all such reoffers. Notwithstanding the foregoing provisions of this Section 11(a), if the Offeror is a DGHA Stockholder, a Manager Stockholder, a Non-Affiliated Stockholder or an Institutional Stockholder, the other DGHA Stockholders, Manager Stockholders, Non-Affiliated Stockholders or Institutional Stockholders, as the case may be, shall have the right to purchase, on a pro rata basis among such Stockholders, all of the Securities so offered
     --- ----
     prior to any purchases by any other Stockholders.

          (b) Transfers of Securities under the terms of this Section 11 shall be made at the offices of the Corporation on a mutually satisfactory business day within 15 days after the expiration of the applicable time periods. Delivery of certificates or other instruments evidencing such Securities, duly endorsed for transfer and free and clear of all liens and encumbrances, shall be made on such date against payment of the purchase price therefor.

          (c) If the Corporation and the Offerees shall not have accepted to purchase all the Securities offered for sale pursuant to the aforesaid Notice of Offer, then the Offeror may Transfer to a third party that number of the Securities not accepted by the Corporation and the Offerees at the price and on substantially equivalent terms stated in the original Notice of Offer, at any time within 180 days after the expiration of the Offers required by Section 11(a). In the event the Securities are not Transferred by the Offeror on such terms during such 180-day period, the restrictions of this Section 11 shall again become applicable to any Transfer of Securities by the Offeror unless within such 180-day period the Offeror shall deliver to the Corporation a Notice of Offer with respect to an Offer of the same Securities at a purchase price which is less than the purchase price set forth in the previous Offer, in which case the 30-day period specified in Section 11(a) shall be reduced to 15 days and a new 180-day period shall begin. Nothing in this Section 11 shall preclude any Stockholder from engaging in discussions with any investment banker, potential transferee of Securities or other Person with respect to a possible purchase of Securities from it, so long as the provisions of this
     Section 11 are complied with prior to the consummation of any Transfer to which this applies.

          (d) The Offeror may specify in the Notice of Offer that all Securities mentioned therein must be Transferred, in which case any acceptance received pursuant to Section 11(a) shall be deemed conditioned upon (x) receipt of written notices of binding acceptance with respect to all Securities mentioned in such Notice of Offer or (y) the Transfer of the remaining Securities pursuant to Section 11 (c).

     SECTION 12.  Rights of Co-Sale.
                  -----------------

          (a) Subject to the provisions of Section 12(c), in the event that on or after the third anniversary of the Original Agreement Date a Stockholder or group of Stockholders (hereinafter, a "Section 12 Offeree") receives a bona fide offer (the "Section 12 Offer") from a third party which is not an
     ---- ----
     Affiliate of the Section 12 Offeree (the "Section 12 Offeror") to purchase from such Section 12 Offeree Securities, for a specified price payable in cash or otherwise and on specified terms and conditions, such Section 12 Offeree shall promptly forward a notice (the "Section 12 Notice") complying with Section 12(b) to the Corporation and to the other Stockholders (the Stockholders receiving a Section 12 Notice collectively referred to herein as the "Other Stockholders"). The Section 12 Offeree shall not Transfer any Securities prior to the expiration of the 15-day period referred to below to the Section 12 Offeror unless the terms of the Section 12 Offer are extended to each Other Stockholder with respect to its Proportionate Percentage of the aggregate number and classes of Securities to which the
     Section 12 Offer relates, whereupon each Other Stockholder shall be entitled to Transfer such Other Stockholder's Proportionate Percentage of the aggregate number of Securities to which the Section 12 Offer relates. Each Other Stockholder shall have a period of 15 days to deliver a written notice (the "Section 12 Acceptance") to the Section 12 Offeree evidencing its acceptance of the Section 12 Offer.

          (b) The Section 12 Notice shall set forth (i) the number of Securities to which the Section 12 Offer relates and the name of the
     Section 12 Offeree, (ii) the name and address of the Section 12 Offeror,
     (iii) the proposed amount and type of consideration

     (including, if the consideration consists in whole or in part of non-cash consideration, such information to the Section 12 Offeree as may be reasonably necessary for the Other Stockholders to properly analyze the economic value and investment risk of such non-cash consideration) and the terms and conditions of payment offered by the Section 12 Offeror and (iv) that the Section 12 Offeror has been informed of the co-sale rights provided for in this Section 12, and has agreed to purchase Securities held by the Other Stockholders in accordance with the terms of this Section 12 (which agreement may contain the Section 12 Offeror's obligation to purchase all of the Securities held by the Other Stockholders subject to the Section 12 Offer from the Section 12 Offeree so long as such Section 12 Offeree agrees to purchase simultaneously with such sale from the Other Stockholders if they deliver a Section 12 Acceptance the Securities held by the Other Stockholders subject to such Section 12 Notice of Acceptance).

          (c) The foregoing provisions of this Section 12 shall not apply to a Transfer or Transfer(s) by a Stockholder or group of Stockholders of up to the greater of (i) 0.50% of the Common Equivalents outstanding at such time, and (ii) 10% of the Securities held by such Stockholder or group of Stockholders at such time.

     SECTION 13.  Drag-Along Rights.
                  -----------------

          (a) If the Requisite Stockholders approve a sale of all or substantially all of the capital stock or assets of the Company to a Person which is not an Affiliate of any Stockholder (other than an Affiliate of a DGHA Stockholder) (an "Approved Sale"), whether by way of merger, consolidation, sale of stock or assets, or otherwise (each, a "Sale of the Company"), all Stockholders shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as (A) a merger or consolidation of the Corporation or a Subsidiary, or a sale of all or substantially all of the assets of the Corporation or a Subsidiary, each Stockholder shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale, or (B) a sale of all the capital stock of the Corporation or a Subsidiary, the Stockholders shall agree to sell their Securities on the terms and conditions approved by the Requisite Stockholders. The Stockholders shall take all necessary and desirable actions approved by the Requisite Stockholders, in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to (1) provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to such Approved Sale and (2) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale as set forth below. The Stockholders shall be permitted to sell their Securities pursuant to an Approved Sale without complying with the provisions of Sections 8, 9, 10, 11 or 12 of this Agreement.

          (b) The obligations of the Stockholders pursuant to this Section 13 are subject to the satisfaction of the following conditions:

                  (i) subject to Section 13(b)(iii), upon the consummation of the Approved Sale, all of the Stockholders shall receive the same proportion of the aggregate consideration from such Approved Sale that such holder would have received if such aggregate consideration had been distributed by the Corporation in complete liquidation pursuant to the rights and preferences set forth in the Certificate as in effect immediately prior to such Approved Sale (giving effect to applicable orders of priority) and after giving effect to the purchase rights (if any) set forth in the DGHA Repurchase Agreement and the Manager Repurchase Agreement;

                (ii) if any Stockholders of a class are given an option as to the form and amount of consideration to be received, all holders of such class will be given the same option;

                (iii) all holders of then-currently exercisable Common Equivalents will be given an opportunity to either (A) exercise such rights prior to the consummation of the Approved Sale (but only to the extent such Common Equivalents are then vested) and participate in such sale as Stockholders or (B) upon the consummation of the Approved Sale, receive in exchange for such Common Equivalents consideration equal to the amount determined by multiplying (x) the same amount of consideration per share of Common Stock (of the same class as that for which the Common Equivalent is exercisable) received by the holders of such class of Common Stock in connection with the Approved Sale less the exercise price per Common Equivalent by (y) the number of Common Equivalents;

                (iv) no Stockholder shall be obligated to make any out-of-pocket expenditure prior to the consummation of the Approved Sale (excluding modest expenditures for postage, copies, etc.) and no Stockholder shall be obligated to pay more than his pro rata share (based upon the amount of consideration received) of reasonable expenses incurred in connection with a consummated Approved Sale to the extent such costs are incurred for the benefit of all Stockholders and are not otherwise paid by the Corporation or the acquiring party (costs incurred by or on behalf of a Stockholder for its or his sole benefit will not be considered costs of the transaction hereunder), provided that a Stockholder's liability for such expenses shall be capped at the total purchase price received by such Stockholder for his Securities (including the exercise price thereof); and

                (v) in the event that the Stockholders are required to provide any representations or indemnities in connection with the Approved Sale (other than representations and indemnities concerning each Stockholder's valid ownership of his Securities, free of all liens and encumbrances (other than those arising under applicable securities laws), and each Stockholder's authority, power, and right to enter into and consummate such purchase or merger agreement without violating any other agreement), then each Stockholder shall not be liable for more than his pro rata share (based upon the number of Securities held and not the amount of consideration received) of any liability for misrepresentation or indemnity and such liability shall not exceed the total purchase price received by such Stockholder for his Securities (including the exercise price thereof), after taxes

          (after giving effect to all potential amendments of tax returns arising in connection with any indemnification claim) and expenses, and such liability shall be satisfied solely out of any funds escrowed for such purpose.

          (c) If the Corporation and any of the Stockholders or their representatives, enter into any negotiation or transaction for which Rule 506 under the Securities Act (or any similar rule then in effect) may be available with respect to such negotiation or reaction (including a merger, consolidation or other reorganization), each Stockholder who is not an accredited investor (as such term is defined in Rule 501 under the Securities Act) will, at the request of the Corporation or the Institutional Stockholders, appoint a purchaser representative (as such term is defined in Rule 501 under the Securities Act) reasonably acceptable to the Corporation or such Stockholders.

     SECTION 14.  Options Upon Termination Event.
                  ------------------------------

          (a) Upon the occurrence of a Termination Event with respect to a Stockholder who is a Manager Stockholder or a DGHA Stockholder (except a Termination Event described in Section 14(d)(ii)(1) or (2) with respect to a Stockholder who is a DGHA Stockholder), in each case occurring on or prior to the fifth anniversary of the Original Agreement Date (or at any time with respect to a Termination Event described in Section 14(d)(i)(1) or (2) with respect to a Stockholder who is a Manager Stockholder), subject to Section 14(c), the Corporation shall have the right but not the obligation to purchase any or all of such Stockholder's (the "Retiring Stockholder") Securities (other than Class C Restricted Shares) (the "Retiring Shares"). The Corporation shall have 20 days after the occurrence of any Termination Event described above in which to give notice (the "Primary Retirement Notice") to the Retiring Stockholder of its election to purchase all of the Retiring Shares. The Primary Retirement Notice will disclose in reasonable detail the Corporation's election to purchase all of the Retiring Shares and the terms and conditions of the sale including the price per share of the Retiring Shares. In the event that the Corporation does not elect to purchase all of the Retiring Shares, the Corporation shall, within 20 days after the occurrence of any Termination Event described above, deliver, on behalf of the Retiring Stockholder but at the expense of the Corporation, a written notice (the "Secondary Retirement Notice") to the remaining Stockholders (the "Eligible Stockholders") and the Retiring Stockholder, which Secondary Retirement Notice will disclose in reasonable detail the terms and conditions of the sale including the total number of Retiring Shares and the number of Retiring Shares, if any, to be purchased by the Corporation and the price per share of the Retiring Shares. Upon receipt of the Secondary Retirement Notice, each Eligible Stockholder shall have a right to purchase the Retiring Shares which will not be purchased by the Corporation (the "R Retiring Shares"), in the case of each Eligible Stockholder, up to that number of the Retiring Shares equal to such Eligible Stockholder's Adjusted Proportionate Percentage of the Remaining Retiring Shares (such number of shares hereinafter referred to as the "Retiring Participation Shares") with respect to such Eligible Stockholder. The Eligible Stockholders shall have 20 days after the Secondary Retirement Notice is received in which to give counter-notice of such Eligible Stockholder's election to purchase such Remaining Retiring Shares (such election by an Eligible Stockholder being referred to as an "Initial Retiring Purchase"). An Initial Retiring Purchase by an Eligible Stockholder may be of all or part of his or its Retiring Participation Shares. Any Eligible Stockholder may at any time elect in his or its counter-notice to purchase, in addition to his or its Retiring Participation Shares, the balance (or the balance up to a maximum stated number) of any Remaining Retiring Shares being offered to other Eligible Stockholders which are not accepted by such other Eligible Stockholders (such acceptance being hereinafter referred to as an "Additional Retiring Purchase"). If the number of Remaining Retiring Shares that the Eligible Stockholders elect to purchase in their Initial Retiring Purchases and Additional Retiring Purchases exceeds the number of Remaining Retiring Shares, the number of Remaining Retiring Shares to be purchased in the aggregate by all Second Priority Eligible Stockholders shall be reduced to the extent of the Excess Attributable to the Second Priority Additional Retiring Purchases with such reduction in the number of Remaining Retiring Shares to be purchased in the aggregate by all Second Priority Eligible Stockholders to be allocated among such Second Priority Eligible Stockholders in proportion to the number of Remaining Retiring Shares each Second Priority Eligible Stockholder has agreed to purchase in such Second Priority Eligible Stockholder's Additional Retiring Purchase (the "First Retirement Reduction"). If any excess remains after the First Retirement Reduction, the number of Remaining Retiring Shares to be purchased in the aggregate by all Second Priority Eligible Stockholders shall be further reduced to the extent of the Excess Attributable to the Second Priority Initial Retiring Purchases with such reduction in the number of Remaining Retiring Shares to be purchased in the aggregate by all Second Priority Eligible Stockholders to be allocated among such Second Priority Eligible Stockholders in proportion to the number of Remaining Retiring Shares each Second Priority Eligible Stockholder has agreed to purchase in such Second Priority Eligible Stockholder's Initial Retiring Purchase (the "Second Retirement Reduction"). If any excess remains after the Second Retirement Reduction, the number of Remaining Retiring Shares to be purchased in the aggregate by all First Priority Eligible Stockholders shall be reduced to the extent of the Excess Attributable to the First Priority Additional Retiring Purchases with such reduction in the number of Remaining Retiring Shares to be purchased in the aggregate by all First Priority Eligible Stockholders to be allocated among such First Priority Eligible Stockholders in proportion to the number of Remaining Retiring Shares each First Priority Eligible Stockholder has agreed to purchase in such First Priority Eligible Stockholder's Additional Retiring Purchase. To the extent possible, any mechanical problems shall be solved in any equitable manner determined by the Board to be consistent with the intent of the parties hereto.

          (b) The price per share for Retiring Shares shall be the Valuation Price per Share as in effect on the date of the Primary Retirement Notice or, in the event that the Corporation does not deliver a Primary Retirement Notice, as in effect on the date of the Secondary Retirement Notice (the "Notice Date").

          (c) Upon the occurrence of any Termination Event (except for a Termination Event described in Section 14(d)(i)(5) or Section 14(d)(ii)(5) with respect to a Stockholder who is a Manager Stockholder or a DGHA Stockholder, in each case occurring on or prior to the fifth anniversary of the Original Agreement Date (or at any time with respect to a Termination Event described in Section 14(d)(i)(1) or (2) or Section 14(d)(ii)(1) or
     (2)), such Stockholder or his or her designated beneficiaries, as the case may be, shall be entitled to require, subject to the provisions of the next sentence, by written notice delivered to the Corporation within 60 days of such Termination Event, that the Corporation (or, at the election of the Corporation, the Corporation's designee) repurchase for cash not less than all Securities (other than Class C Restricted Shares) then held by such Stockholder prior to such Termination Event (the "Individual Investor Put Shares") at a price per share equal to the Valuation Price per Share as of the date of such Termination Event. The Corporation's repurchase obligation described in the foregoing sentence shall be in all cases subject to any applicable restrictions provided by the Delaware General Corporation Law, the Certificate and any applicable restrictions and conditions set out in the Debt Documents.

          (d) As used in this Section 14, a "Termination Event" shall have occurred if:

               (i) a Manager Stockholder's employment with the Corporation or any Subsidiary thereof is terminated (and not continued, or substantially simultaneously resumed, with the Corporation or any Subsidiary thereof) as a result of:

                         (1)  the death of such Manager Stockholder;

                         (2) the permanent disability (as determined by the Board or the Board of Directors of such Subsidiary, as the case may be, in good faith) of such Manager Stockholder;

                         (3) the retirement at or above age 65 (or such other age as may be determined by the Compensation Committee) of such Manager Stockholder;

                         (4) termination by the Corporation or any such Subsidiary of such Manager Stockholder for any reason other than for Cause; or

                         (5) such Manager Stockholder notifies the Corporation or any such Subsidiary that he is terminating his employment, or the Corporation or any such Subsidiary notifies such Manager Stockholder that the employment of such Manager Stockholder is being terminated for Cause.

               (ii) a DGHA Stockholder's employment with DGHA or any Affiliate thereof is terminated (and not continued, or substantially simultaneously resumed, with DGHA or any Affiliate thereof) as a result of:

                         (1)  the death of such DGHA Stockholder;

                         (2) the permanent disability (as determined by the Board or the Board of Directors of such Affiliate, as the case may be, in good faith) of such DGHA Stockholder;

                         (3) the retirement at or above age 70 (or such other age as may be determined by the Compensation Committee) of such DGHA Stockholder;

                         (4) termination by DGHA or any Affiliate thereof of such DGHA Stockholder for any reason other than for Cause; or

                         (5) such DGHA Stockholder notifies DGHA or any Affiliate thereof that he is terminating his employment, or DGHA or any Affiliate thereof notifies such DGHA Stockholder that the employment of such DGHA Stockholder is being terminated for Cause.

          (e) Any repurchase by the Corporation or purchase by an Eligible Stockholder of the Individual Investor Put Shares or the Retiring Shares, as the case may be, pursuant to this Section 14 shall be effected by delivery by the Stockholder or his beneficiaries, as the case may be, of the certificate(s) for all such Retiring Shares of Individual Investor Put Shares (properly endorsed for transfer) to the appropriate transferee(s) on a date five (5) business days after the requisite notice or notices pursuant to this Section 14 requiring the repurchase or purchase of all such Retiring Shares or Individual Investor Put Shares, as the case may be, have been given (the "Transfer Date"). As of the Transfer Date, title to such Retiring Shares or Individual Investor Put Shares shall be deemed transferred to the respective transferee(s) upon tender by such transferee(s) of the purchase price for such Retiring Shares or Individual Investor Put Shares to the Stockholder or his designated beneficiaries by a check or checks in New York Clearing House funds or by a wire transfer to the account of the Stockholder or his designated beneficiaries.

          (f)  Notwithstanding anything to the contrary contained in this
     Section 14, the Corporation and the Retiring Stockholder (in the case of a repurchase contemplated by Section 14(a)) or the Corporation and the Manager Stockholder or DGHA Stockholder or his or her designated beneficiaries (in the case of a repurchase contemplated by (Section 14(c)), as the case may be, shall have the right and option to elect (the "Deferral Election"), pursuant to a written agreement duly executed by such persons, to deem the date of the relevant Termination Event to be deferred for purposes of this Section 14 until a date (the "Deferral Date") not more than six years following the date of the Deferral Election. A Deferral Election must be made within 90 days of the occurrence of the relevant Termination Event. A Deferral Election shall be effective solely to defer for purposes of this Section 14 the date of a Termination Event until the Deferral Date specified in, or determined pursuant to, such Deferral Election (at which time Sections 14(a) and 14(c) shall be applicable according to their respective terms) and such Deferral Election shall not otherwise affect the rights or obligations of any party hereto.

     SECTION 15.  Required Sale.
                  -------------

          Notwithstanding anything contained herein to the contrary if, at any time on or after the fourth anniversary of the Original Agreement Date, an IRR Event shall not have occurred, the Majority of the Institutional Stockholders shall have the right, at any time, to serve written notice on the Corporation of the desire of the Majority of the Institutional Stockholders to effect a Sale of the Company. The DGHA Stockholders shall have the exclusive right for a period of 180 days (the "Exclusive Period"), commencing on the date of the determination of "Fair Value" (as hereinafter defined) to consummate either a Sale of the Company at Fair Value or the acquisition of the Institutional Securities, at a price equal to what the Institutional Stockholders would receive for the Institutional Securities if a Sale of the Company was consummated at Fair Value after giving effect to the provisions of the DGHA Repurchase Agreement and the Manager Repurchase Agreement. "Fair Value" means the highest price that would be paid for all or substantially all of (i) the Securities, (ii) the capital stock of a Subsidiary, (iii) the assets of the Corporation (after the assumption of all of the liabilities of the Corporation), or (iv) the assets of a Subsidiary (after the assumption of all the liabilities of such Subsidiary), as the case may be, and in each case, on a going-concern basis in a single arm's-length transaction between a willing buyer and a willing seller in an orderly process, using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale, as determined jointly by the Majority of the Institutional Stockholders and the Majority of the DGHA Stockholders. If such parties are unable to reach agreement within 30 days, such Fair Value shall be determined by an independent nationally recognized investment bank experienced in valuing companies or assets jointly selected by the Majority of the Institutional Stockholders and the Majority of the DGHA Stockholders. If the parties cannot agree on the selection of an investment bank within 30 days, the investment bank will be selected by an independent arbitrator appointed in accordance with the rules of the American Arbitration Association. The determination of such investment bank shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such investment bank.

     SECTION 16.  Regulatory Matters.
                  ------------------

          (a)     Regulatory Compliance Cooperation.
                  ---------------------------------

                  (i) If a Stockholder determines that it has a Regulatory Problem, the Corporation agrees to take all such actions as are reasonably requested by such Stockholder (x) to effectuate and facilitate any Transfer by such Stockholder of any Securities (as defined below) of the Corporation then held by such Stockholder to any Person designated by such Stockholder, (y) to permit such Stockholder (or any Affiliate of such Stockholder) to exchange all or any portion of the voting Securities then held by such Person on a share-for-share basis for shares of a class of nonvoting Securities of the Corporation, which nonvoting Securities shall be identical in all respects to such voting Securities, except that such new Securities shall be nonvoting and shall be convertible into voting Securities on such terms as are requested by such Stockholder in light of regulatory considerations then prevailing, and (z) to continue and preserve the respective allocation of the voting interests with respect to the Corporation provided for in the Certificate and this Agreement and with respect to such Stockholder's ownership of the Corporation's voting Securities. Such actions may include, without limitation, (x) entering into such additional agreements as are reasonably requested by such Stockholder to permit any Person(s) designated by such Stockholder to exercise any voting power which is relinquished by such

          Stockholder upon any exchange of voting Securities for nonvoting Securities of the Corporation; and (y) entering into such additional agreements, adopting such amendments to this Agreement, the Certificate and the Bylaws of the Corporation and taking such additional actions as are reasonably requested by such Stockholder in order to effectuate the intent of the foregoing; provided, however that such actions will not change materially any of the agreements, rights or obligations of the parties reflected herein or in the Certificate or the Bylaws.

                  (ii) Before the Corporation redeems, purchases or otherwise acquires, directly or indirectly, or converts or takes any action with respect to the voting rights of, any Securities, the Corporation shall give written notice of such pending action to each Stockholder. Upon the written request of any Stockholder made within 10 days after its receipt of such notice stating that after giving effect to such action such Stockholder would have a Voting Regulatory Problem, the Corporation shall defer taking such action for such period (not to extend beyond 45 days after such Stockholder's receipt of the Corporation's original notice) as such Stockholder requests to permit it and its Affiliates to reduce the quantity of Securities they own or take other appropriate action in order to avoid the Voting Regulatory Problem. In addition, in the event that the Corporation shall be a party to any merger, consolidation, recapitalization or other transaction pursuant to which any Stockholder would be required to take any voting Securities, or any Securities convertible into, or exchangeable or exercisable for, voting Securities, which might reasonably be expected to cause such Stockholder to have a Voting Regulatory Problem, then the Corporation shall not be a party to such transaction unless such Stockholder shall receive non-voting Securities.

          (b)  Cooperation of Other Stockholders. Each Stockholder agrees to
               ---------------------------------
     cooperate with the Corporation in complying with Section 16(a) above, including without limitation, voting to approve amending the Certificate, this Agreement or the Bylaws in a manner reasonably requested by the Stockholder requesting such amendment.

          (c)  Covenant Not to Amend.  The Corporation and each Stockholder
               ---------------------
     agree not to amend or waive the voting or other provisions of the Certificate, this Agreement or the Bylaws if such amendment or waiver would cause any Stockholder to have a Voting Regulatory Problem, provided that any such Stockholder notifies the Corporation that it would have a Voting Regulatory Problem promptly after it has notice of such amendment or waiver.

     SECTION 17.  Requisite Stockholder Approval.
                  ------------------------------

          Each Stockholder agrees to consider in good faith any proposal or proposals made by the Corporation for a Stockholder vote (with or without a meeting), or for a Stockholder or Stockholders to take any other action or actions, that the Corporation deems reasonably advisable in connection with achieving a Requisite Stockholder Approval. The Corporation shall make one or more proposals for a Stockholder vote (with or without a meeting), or for a Stockholder or Stockholders to take any other action or actions, that the Corporation deems reasonably advisable in connection with achieving a Requisite Stockholder Approval.

     SECTION 18.  Amendment and Waiver.
                  --------------------

          (a) Except as expressly set forth herein, the provisions of this Agreement may only be amended or waived with the prior written consent of the Corporation, a Majority of the Institutional Stockholders and a Majority of the DGHA Stockholders; provided, however, that Schedule 1 to this Agreement shall be deemed to be automatically amended from time to time to reflect issuances and Transfers of Securities made in accordance with the terms hereof without requiring the consent of any party, and the Corporation will, upon request, distribute to any Stockholder a revised
     Schedule 1 to reflect any such changes.

          (b) No course of dealing between the Corporation, its Subsidiaries and the Stockholders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement.

          (c) For purposes of this Agreement, shares of capital stock held by the Corporation or any Subsidiaries will not be deemed to be outstanding.

          (d) The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     SECTION 19.  Securities Law Compliance; Legends.
                  ----------------------------------

          (a)     Restriction on Transfer. No Stockholder shall Transfer
                  -----------------------
     Restricted Securities except in compliance with the conditions specified in this Agreement or pursuant to a Public Sale.

          (b)     Restrictive Legends.  Each certificate for the Restricted
                  -------------------
     Securities shall (unless otherwise provided by the provisions of Section 19(d)) be stamped or otherwise imprinted with a legend in substantially the following terms:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS.

          (c)     Notice of Transfer.   The holder of any Restricted Securities,
                  ------------------
     by its acceptance or purchase thereof, agrees, prior to any Transfer of any such Restricted Securities (except pursuant to an effective registration statement), to give written notice to the Corporation of such holder's intention to effect such Transfer and agrees to comply in all other respects with the provisions of this Section 19. Each such notice shall describe the manner and circumstances of the proposed Transfer and, unless waived by the Corporation, shall be accompanied by the written opinion, addressed to the

     Corporation, of counsel for the holder of such Restricted Securities (which counsel shall be reasonably satisfactory to the Corporation), stating that in the opinion of such counsel (which opinion shall be reasonably satisfactory to the Corporation) such proposed Transfer does not involve a transaction requiring registration or qualification of such Restricted Securities under the Securities Act or the securities laws of any state of the United States. Subject to complying with the other applicable provisions hereof, such holder of Restricted Securities shall be entitled to consummate such Transfer in accordance with the terms of the notice delivered by it to the Corporation if the Corporation does not object (on the basis that such Transfer violates the provisions of this Section 19) to such Transfer within five days after the delivery of such notice. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such Securities) shall bear the legend set forth in Section 19(b) unless (i) in such opinion of such counsel registration of future Transfer is not required by the applicable provisions of the Securities Act or the securities laws of any state of the United States or (ii) the Corporation shall have waived the requirement of such legend.

          (d)   Removal of Legends, Etc.  Notwithstanding the foregoing
                -----------------------
     provisions of this Section 19, the restriction imposed by Sections 19(a),
     (b) and (c) upon the transferability of any Restricted Securities shall cease and terminate when (i) any such Restricted Securities are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in a registration statement or are sold or otherwise disposed of in a transaction contemplated by Section 19(c) which does not require that the securities transferred bear the legend set forth in Section 19(b), or (ii) the holder of such Restricted Securities has met the requirement of transfer of such Restricted Securities pursuant to subparagraph (k) of Rule 144. Whenever the restrictions imposed by Sections 19(a), (b) and (c) shall terminate, as herein provided, the holder of any Restricted Securities shall be entitled to receive from the Corporation, without expense, a new certificate not bearing the restrictive legend set forth in Section 19(b) and not containing any other reference to the restrictions imposed by Sections 19(a), (b) and (c).

          (e)   Additional Legend.  Each certificate evidencing Securities
                -----------------
     and each certificate issued in exchange for or upon the Transfer of any Securities (if such shares remain Securities as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A STOCKHOLDERS AGREEMENT DATED AS OF FEBRUARY 9, 1996 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. THE TERMS OF SUCH STOCKHOLDERS AGREEMENT INCLUDE, AMONG OTHER THINGS, VOTING AGREEMENTS, REPURCHASE AGREEMENTS AND RESTRICTIONS ON TRANSFERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT

          CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN
          REQUEST."

The Corporation shall imprint such legends on certificates evidencing shares outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Securities in accordance with the terms of this Agreement.

     SECTION 20.  Duration of Agreement.
                  ---------------------

          The rights and obligations of each Stockholder under this Agreement shall terminate as to such Stockholder upon the earliest to occur of (a) the Transfer of all Securities owned by such Stockholder and (b) the consummation of an IRR Event.

     SECTION 21.  Severability.
                  ------------

          Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by law.

     SECTION 22.  Entire Agreement.
                  ----------------

          This document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     SECTION 23.  Certain Stockholders.
                  --------------------

          If any Stockholder is an entity that was formed for the purpose of acquiring Securities or that has no substantial assets other than Securities or interests in Securities, such Stockholder agrees that (a) shares of its common stock or other instruments reflecting equity interests in such entity (and the shares of common stock or other equity interests in any similar entities controlling such entity) will note the restrictions contained in this Agreement on the transfer of Securities as if such common stock or other equity interests were Securities and (b) no shares of such common stock or other equity interests may be transferred to any Person other than in accordance with the terms and provisions of this Agreement as if such common stock or other equity interests were Securities.

     SECTION 24.  Successors and Assigns.
                  ----------------------

          Except as otherwise provided herein, this Agreement will bind and inure to the benefit of and be enforceable by the Corporation and its successors and assigns and the

Stockholders and any subsequent holders of Securities and the respective successors and permitted assigns of each of them, so long as they hold Securities. None of the provisions hereof shall create, or be construed or deemed to create, any right to employment in favor of any Person by the Corporation or any of its Subsidiaries. This Agreement is not intended to create any third party beneficiaries.

     SECTION 25.  Counterparts.
                  ------------

          This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     SECTION 26.  Remedies.
                  --------

          (a) Each Stockholder shall have all rights and remedies reserved for such Stockholder pursuant to this Agreement, the Subscription Agreement dated the Original Agreement Date, the Certificate and Bylaws and all rights and remedies which such holder has been granted at any time under any other agreement or contract and all of the rights which such holder has under any law or equity. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

          (b) The parties hereto agree that if any parties seek to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the prevailing parties to such proceeding shall be entitled to receive reasonable fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceedings.

          (c) It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     SECTION 27.  Notices.
                  -------

          All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) one business day after being sent by reputable overnight courier (charges prepaid) (regardless of whether the recipient refuses to accept delivery), (c) five business days after being sent to the recipient by certified or registered mail, return receipt requested and postage prepaid (regardless of whether the recipient refuses to accept delivery) or (d) when sent to the recipient by facsimile (followed promptly by personal, courier or certified or registered mail delivery). The Corporation's address is:

                  USS Holdings, Inc.
                  c/o D. George Harris & Associates, Inc.
                  399 Park Avenue
                  32nd Floor
                  New York, New York 10022

                  Telephone:  (212) 207-6400
                  Telecopier: (212) 207-6470
                  Attention: Donald G. Kilpatrick

          With a copy to:

                  Winthrop, Stimson, Putnam & Roberts
                  One Battery Park Plaza
                  New York, New York 10004

                  Telephone:  (212) 858-1000
                  Telecopier: (212) 858-1500
                  Attention:  Kenneth E. Adelsberg, Esq.

          The address for each Stockholder is set forth on Schedule 1 hereto; and if to CMC, with a copy to:

                  O'Sullivan Graev & Karabell, LLP
                  30 Rockefeller Plaza
                  New York, New York 10112

                  Telephone:  (212) 408-2400
                  Telecopier: (212) 408-2420
                  Attention:  John J. Suydam, Esq.

     SECTION 28.  Governing Law.
                  -------------

          All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     SECTION 29.  Further Assurances.
                  ------------------

          Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

     SECTION 30.  Jurisdiction; Venue; Process.
                  ----------------------------

          The parties to this Agreement agree that jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall properly (but not exclusively) lie in any federal or state court located in the State of New York. By execution and delivery of this Agreement, the parties hereto irrevocably submit to the jurisdiction of such courts for himself and in respect of his property with respect to such action. The parties hereto irrevocably agree that venue would be proper in such court, and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

     SECTION 31.  Representation and Warranties of the Stockholders.
                  -------------------------------------------------

          Each Stockholder (as to himself or itself only) represents and warrants to the Corporation and the other Stockholders that, as of the time such Stockholder becomes a party to this Agreement:

          (a) this Agreement has been duly and validly executed and delivered by such Stockholder and this Agreement constitutes a legal and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms;

          (b) the execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby will not, with or without the giving of notice or lapse of time, or both (i) violate any provision of law, statute, rule or regulation to which the Stockholder is subject, (ii) violate any order, judgment or decree applicable to such Stockholder, or (iii) conflict with, or result in a breach or default under, any term or condition of any agreement or other instrument to which such Stockholder is a party or by which such Stockholder is bound, except for such violations, conflicts, breaches or defaults that would not, in the aggregate, materially affect the Stockholder's ability to perform its obligations hereunder;

          (c) the Stockholder purchased the Securities owned by it for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act;

          (d) the Stockholder understands that the Securities have not been registered under the Securities Act or registered or qualified under applicable state securities laws by reason of their issuance by the Corporation in a transaction exempt from the registration and qualification requirements of the Securities Act and applicable state securities laws, and (ii) the Securities must be held by the Stockholder indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and applicable state securities laws or is exempt from such registration or qualification. The Stockholder understands that the certificates for the Securities will bear the legends described in Section 19(b) and (e);

          (e) the Stockholder further understands that, with respect to the Securities, the exemption from registration afforded by Rule 144 (the provisions of which are known to the Stockholder) depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may only afford the basis for sales only in limited amounts;

          (f) the Stockholder has not employed any broker or finder or similar person in connection with its purchase of the Securities;

          (g) except as disclosed in writing to the Corporation prior to the acquisition of Securities by such Stockholder, the Stockholder is an "accredited investor" (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act). The Corporation has made available to the Stockholder or its representatives all agreements, documents, records and books that the Stockholder has requested relating to an investment in the Securities. The Stockholder has had an opportunity to ask questions of, and receive answers from, Persons acting on behalf of the Corporation concerning the terms and conditions of this investment, and answers have been provided to all of such questions to the full satisfaction of the Stockholder. No oral representations have been made or furnished to, or relied on by, the Stockholder or its representatives in connection with its investment in the Securities. The Stockholder has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of its investment in the Securities;

          (h) the Stockholder has no need for liquidity in its investment in the Securities and is able to bear the economic risk of its investment in the Securities and the complete loss of all of such investment;

          (i) the Stockholder further understands that this Agreement is made with the Stockholder in reliance upon the Stockholder's representations to the Corporation contained in this Section 31; and

          (j) the Stockholder and its representatives have conducted a due diligence investigation and have had the opportunity to review all documents and information which the Stockholder and its representatives have requested concerning Silica, the Corporation, the Subsidiaries and the Stockholder's investment. In reaching its decision to invest in the Corporation, the Stockholder has relied on the foregoing investigation and information, on the representations and warranties in the Stock Purchase Agreement and on the representations and warranties set forth herein.

     SECTION 32.  Conflicting Agreements.
                  ----------------------

          No Stockholder shall enter into any stockholder agreements or arrangements of any kind with any Person with respect to any Securities on terms inconsistent with the provisions of this Agreement (whether or not such agreements or arrangements are with other Stockholders or with Persons that are not parties to this Agreement), including but not limited to, agreements or arrangements with respect to the acquisition or disposition of Securities of the Corporation in a manner which is inconsistent with this Agreement.

     SECTION 33.  Mutual Waiver of Jury Trial.
                  ---------------------------

          BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

                               *   *   *   *   *

          IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 2 as of the date first written above.

                              USS HOLDINGS, INC.



                              By: /s/ Donald G. Kilpatrick
                                  ----------------------------------
                                  Name:
                                  Title:


                              CHASE MANHATTAN CAPITAL, L.P.
                              By: Chase Manhattan Capital Corporation,
                                  its general partner


                                   By: /s/ Arnold L. Chavkin
                                       -----------------------------
                                       Name:  Arnold L. Chavkin
                                       Title: General Partner

                              CHASE VENTURE CAPITAL
                              ASSOCIATES, L.P.
                              By: Chase Capital Partners,
                                  its general partner


                                   By: /s/ Arnold L. Chavkin
                                       -----------------------------
                                       Name: Arnold L. Chavkin
                                       Title: General Partner

                              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                              By: __________________________________
                                  Name:
                                  Title:

                              MASSMUTUAL PARTICIPATION INVESTORS


                              By: __________________________________
                                  Name:
                                  Title:


                              MASSMUTUAL CORPORATE INVESTORS


                              By: __________________________________
                                  Name:
                                  Title:


                              GERLACH & CO.

                              By: __________________________________
                                  Name:
                                  Title:


                              /s/ D. George Harris
                              --------------------------------------
                              D. George Harris


                              /s/ Anthony J. Petrocelli
                              --------------------------------------
                              Anthony J. Petrocelli


                              /s/ Richard J. Donahue
                              --------------------------------------
                              Richard J. Donahue


                              /s/ Donald G. Kilpatrick
                              --------------------------------------
                              Donald G. Kilpatrick


                              ______________________________________
                              David Willetts


                              /s/ Richard J. Nick
                              --------------------------------------
                              Richard J. Nick

                              ______________________________________
                              William J. Sichko


                              ______________________________________
                              Emanuel J. Di Teresi


                              ______________________________________
                              Matthew J. Dowd


                              ______________________________________
                              Michael R. Boyce


                              ______________________________________
                              Peter McConnell


                              ______________________________________
                              Robert F. Clark


                              ______________________________________
                              Keith Clark


                              ______________________________________
                              Susan E. Day


                              ______________________________________
                              Daniel Richardson


                              ______________________________________
                              Billy Whalen


                              ______________________________________
                              Max Reynolds


                              ______________________________________
                              Scott Randolph


                              ______________________________________
                              Lawrence A. Schulte, Jr.

                                     ___________________________________________
                                     Kevin F.X. Brophy


                                     ___________________________________________
                                     Gerard A. Gasparovich


                                     ___________________________________________
                                     Gordon L. Rulong


                                     ___________________________________________
                                     Jeffrey P. Jahn


                                     ___________________________________________
                                     Richard Hunnisett


                                     ___________________________________________
                                     Patrick W. Reeser


                                     ___________________________________________
                                     Beverly G. Sykes, Jr.


                                     ___________________________________________
                                     Jeffrey D. Thatcher


                                     ___________________________________________
                                     Earle H. Andrews


                                     ___________________________________________
                                     Gregory S. Fell


                                     ___________________________________________
                                     Teddy D. Glennon


                                     ___________________________________________
                                     Robert Mang


                                     ___________________________________________
                                     Andrew L. Meyers

                                     ___________________________________________
                                     James W. Holmes


                                     ___________________________________________
                                     John W. Hammer


                                     ___________________________________________
                                     Gilberto Lopez


                                     ___________________________________________
                                     Larry D. Martin


                                     ___________________________________________
                                     Stephen L. Yeich


                                     ___________________________________________
                                     Mack D. Jones


                                     ___________________________________________
                                     Donald P. Altand


                                     ___________________________________________
                                     Roque A. Pullio


                                     ___________________________________________
                                     M. Ben Bushe


                                     ___________________________________________
                                     George H. Didawick


                                     ___________________________________________
                                     James A. Wagner


                                     ___________________________________________
                                     Mark V. Lough


                                     ___________________________________________
                                     Gary A. Randolph

                                     ___________________________________________
                                     Jon P. Sheridan


                                     ___________________________________________
                                     Matthew J. Lyman


                                     ___________________________________________
                                     Ronnie D. Conway


                                     ___________________________________________
                                     James S. Vaccari


                                     ___________________________________________
                                     Raymond A. LeClair


                                     ___________________________________________
                                     Robert L. Krepps


                                     ___________________________________________
                                     Dale M. McFadden


                                     ___________________________________________
                                     William A. White


                                     ___________________________________________
                                     Randall J. Massino


                                     ___________________________________________
                                     David O. Bach


                                     ___________________________________________
                                     Cyrus W. Kreamer, Jr.


                                     ___________________________________________
                                     Steven J. Babler


                                     ___________________________________________
                                     Kimberly A. Ranft

                                     ___________________________________________
                                     David R. Whitmarsh


                                     ___________________________________________
                                     John E. Friton


                                     ___________________________________________
                                     Eric K. Yildrim


                                     ___________________________________________
                                     Les Van Alstyne, Jr.


                                     ___________________________________________
                                     William L. Foutch


                                     ___________________________________________
                                     Janice M. Widmeyer


                                     ___________________________________________
                                     John H. Wilson


                                     ___________________________________________
                                     Clive M. Kelsall


                                     ___________________________________________
                                     H. William Bentgen


                                     ___________________________________________
                                     Robert L. Oren


                                     ___________________________________________
                                     John L. Mason


                                     ___________________________________________
                                     Harvey S. Goldstein


                                     ___________________________________________
                                     Larry A. Burkhart

                                     ___________________________________________
                                     Richard E. Goodell


                                     ___________________________________________
                                     Gary E. Bockrath


                                     ___________________________________________
                                     Robert B. Calamari


                                     ___________________________________________
                                     Walter C. Pellish


                                     ___________________________________________
                                     John A. Ulizio


                                     ___________________________________________
                                     James D. Walker


                                     ___________________________________________
                                     Daniel N. Gerber


                                     ___________________________________________
                                     Robert H. Morrow


                                     ___________________________________________
                                     Paul F. Guttmann


                                     ___________________________________________
                                     Jerry D. Austin


                                     ___________________________________________
                                     David A. Kistenfeger


                                     ___________________________________________
                                     John F. Miller


                                     ___________________________________________
                                     Lance D. Reed

                                     ___________________________________________
                                     James A. Sinkowski


                                     ___________________________________________
                                     Troy L. Trentham


                                     ___________________________________________
                                     Ray K. Weiland


                                     ___________________________________________
                                     William P. Weiland


                                     ___________________________________________
                                     Michael L. Thompson


                                     ___________________________________________
                                     Richard J. Shearer

                                     Trust under Agreement of D. George Harris dated November 18, 1994
                                     F/B/O Robert Harris


                                     By /s/ Anthony J. Petrocelli
                                        ----------------------------------------
                                        Anthony J. Petrocelli, Trustee


                                     By /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee


                                     Trust under Agreement of D. George Harris dated November 18, 1994
                                     F/B/O Margaret Harris


                                     By /s/ Anthony J. Petrocelli
                                        ----------------------------------------
                                        Anthony J. Petrocelli, Trustee


                                     By /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee

                                     Trust under Agreement of D. George Harris dated November 18, 1994
                                     F/B/O Paige Coleman


                                     By /s/ Anthony J. Petrocelli
                                        ----------------------------------------
                                        Anthony J. Petrocelli, Trustee


                                     By /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee

                                     Trust under Agreement of D. George Harris dated November 18, 1994
                                     F/B/O Keith Coleman


                                     By /s/ Anthony J. Petrocelli
                                        ----------------------------------------
                                        Anthony J. Petrocelli, Trustee


                                     By /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee

                                     Trust under Agreement of D. George Harris dated November 18, 1994
                                     F/B/O Augustus Northridge


                                     By /s/ Anthony J. Petrocelli
                                        ----------------------------------------
                                        Anthony J. Petrocelli, Trustee


                                     By /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee

                                     Trust under Agreement of D. George Harris dated January 31, 1995
                                     F/B/O P.G.F. Scurr


                                     By /s/ Anthony J. Petrocelli
                                        ----------------------------------------
                                        Anthony J. Petrocelli, Trustee


                                     By /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee


                                     Trust under Agreement of Anthony J.
                                     Petrocelli dated October 29, 1990


                                     By /s/ D. George Harris
                                        ----------------------------------------
                                        D. George Harris, Trustee


                                     By ________________________________________
                                        Charles J. Cassata, Trustee


                                     Trust under Agreement of Donald G.
                                     Kilpatrick dated December 16, 1993
                                     F/B/O Daniel G. Kilpatrick


                                     By /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee


                                     By /s/ Anthony J. Petrocelli
                                        ----------------------------------------
                                        Anthony J. Petrocelli, Trustee

                                 Trust under Agreement of Donald G. Kilpatrick dated December 16, 1993
                                 F/B/O Eleanor P. Kilpatrick

                                 By /s/ Donald G. Kilpatrick
                                    ----------------------------------------
                                    Donald G. Kilpatrick, Trustee


                                 By /s/ Anthony J. Petrocelli
                                    ----------------------------------------
                                    Anthony J. Petrocelli, Trustee


                                 Trust under Agreement of Donald G. Kilpatrick dated December 16, 1993
                                 F/B/O Jennifer C. Kilpatrick


                                 By /s/ Donald G. Kilpatrick
                                    ----------------------------------------
                                    Donald G. Kilpatrick, Trustee


                                 By /s/ Anthony J. Petrocelli
                                    ----------------------------------------
                                    Anthony J. Petrocelli, Trustee


                                 Trust under Agreement of Donald G. Kilpatrick dated December 16, 1993
                                 F/B/O Donald A. Kilpatrick


                                 By /s/ Donald G. Kilpatrick
                                    ----------------------------------------
                                    Donald G. Kilpatrick, Trustee


                                 By /s/ Anthony J. Petrocelli
                                    ----------------------------------------
                                    Anthony J. Petrocelli, Trustee

                                  Schedule 1

Chase Manhattan Capital, L.P.                Chase Venture Capital                        Massachusetts Mutual Life
c/o Chase Manhattan Capital                  Associates, L.P.                             Insurance Company
Corporation                                  c/o Chase Capital Partners                   c/o Mr. Mark Ahmed
380 Madison Avenue, 12th Floor               380 Madison Avenue, 12th Floor               Managing Director
New York, NY 10017                           New York, NY 10017                           Securities Investment Division
                                                                                          Mass Mutual
                                                                                          1295 State Street
                                                                                          Springfield, MA 01111-0001


MassMutual Participation                     Mass Mutual Corporate Investors              D. George Harris
Investors                                    c/o Mr. Mark Ahmed                           D. George Harris & Associates, Inc.
c/o Mr. Mark Ahmed                           Managing Director                            399 Park Avenue, 32nd floor
Managing Director                            Securities Investment Division               New York, NY 10022
Securities Investment Division               Mass Mutual
Mass Mutual                                  1295 State Street
1295 State Street                            Springfield, MA 01111-0001
Springfield, MA 01111-0001

Anthony J. Petrocelli                        Richard J. Donahue                           Donald G. Kilpatrick
D. George Harris & Associates, Inc.          D. George Harris & Associates, Inc.          D. George Harris & Associates, Inc.
399 Park Avenue, 32nd floor                  399 Park Avenue, 32nd floor                  399 Park Avenue, 32nd floor
New York, NY 10022                           New York, NY 10022                           New York, NY 10022

Richard J. Nick                              William J. Sichko                            Emanual J. DiTeresi
D. George Harris & Associates, Inc.          9204 West 141st Street                       13905 Flint
399 Park Avenue, 32nd floor                  Overland Park, KS 66221                      Overland Park, KS 66221
New York, NY 10022

Matthew J. Dowd                              David Willetts                               Robert F. Clark
D. George Harris & Associates, Inc.          1 Eldon Road                                 12740 Delmar Dr.
399 Park Avenue, 32nd floor                  Kensington                                   Leawood, KS 66209
New York, NY 10022                           London W8 5PU
                                             United Kingdom

Keith E. Clark                               Susan E. Dey                                 Daniel E. Richardson
9201 West 146th Pl.                          9604 W. 125th St.                            11621 Bluejacket
Overland Park, KS 66221                      Overland Park, KS 66213                      Overland Park, KS 66210

Billy Whalen                                 Max J. Reynolds                              Scott M. Randolph
13181 Hayes Ct.                              2147 West 5025 South                         14763 Eby
Overland Park, KS 66223                      Roy, UT 84067                                Overland Park, KS 66221

Kevin Brophy                                  Laurence A. Schulte                        Peter McConnell
399 South Pleasant Ave                        8114 West 139th St.                        38 Avenue Close
Ridgewood, NY 07450                           Overland Park, KS 66223                    St. John's Wood
                                                                                         London, NW8 6-A
                                                                                         United Kingdom

Gerald A. Gasparovich                         Michael R. Boyce                           Trust under Agreement of D. George
13004 West 128th Place                        10600 Highland Lane                        Harris dated November 18, 1994
Overland Park, KS 66213                       Olathe, KS 66061                           F/B/O Robert Harris
                                                                                         c/o D. George Harris & Associates, Inc.
                                                                                         399 Park Avenue, 32nd floor
                                                                                         New York, NY 10022

Trust under Agreement of D. George            Trust under Agreement of D. George         Trust under Agreement of D. George
Harris dated November 18, 1994                Harris dated November 18, 1994             Harris dated November 18, 1994
F/B/O Margaret Harris                         F/B/O Paige Coleman                        F/B/O Keith Coleman
c/o D. George Harris & Associates, Inc.       c/o D. George Harris & Associates, Inc.    c/o D. George Harris & Associates, Inc.
399 Park Avenue, 32nd floor                   399 Park Avenue, 32nd floor                399 Park Avenue, 32nd floor
New York, NY 10022                            New York, NY 10022                         New York, NY 10022

Trust under Agreement of D. George            Trust under Agreement of D. George         Trust under Agreement of Anthony
Harris dated November 18, 1994                Harris dated January 31, 1995              J. Petrocelli dated October 29, 1990
F/B/O Augustus Northridge                     F/B/O P.G.F. Scurr                         c/o D. George Harris & Associates, Inc.
c/o D. George Harris & Associates, Inc.       c/o D. George Harris & Associates, Inc.    399 Park Avenue, 32nd floor
399 Park Avenue, 32nd floor                   399 Park Avenue, 32nd floor                New York, NY 10022
New York, NY 10022                            New York, NY 10022

Trust under Agreement of Donald G.            Trust under Agreement Donald G.            Trust under Agreement of Donald G.
Kilpatrick dated December 16, 1993            Kilpatrick dated December 16, 1993         Kilpatrick dated December 16, 1993
F/B/O Daniel J. Kilpatrick                    F/B/O Eleanor P. Kilpatrick                F/B/O Jennifer C. Kilpatrick
c/o D. George Harris & Associates, Inc.       c/o D. George Harris & Associates, Inc.    c/o D. George Harris & Associates, Inc.
399 Park Avenue, 32nd floor                   399 Park Avenue, 32nd floor                399 Park Avenue, 32nd floor
New York, NY 10022                            New York, NY 10022                         New York, NY 10022

Trust under Agreement of Donald G.
Kilpatrick dated December 16, 1993
F/B/O Douglas A. Kilpatrick
c/o D. George Harris & Associates, Inc.
399 Park Avenue, 32nd floor
New York, NY 10022

Donald P. Altland                             Earle H. Andrews                           Jerry D. Austin
705 Cherry Drive                              15929 Short Hill Road                      1433 Hamilton Blvd.
Groesbeck, TX 76642                           Purcellville, VA 20132                     Hagerstown, MD 21742

Steven J. Babler                        David O. Bach                         H. William Bentgen
93 Hickory Hill                         3555 East 5Th Road                    249 Fairway Circle
Eureka, MO 63025                        Lasalle, IL 61301                     Cross Junction, VA 22624

Gary E. Bockrath                        Larry A. Burkhart                     M. Ben Bushe
11411 Eastwood Court                    402 S. Illinois Avenue                204 Man O'War
Hagerstown, MD 21742                    Martinsburg, WV 25401                 Groesbeck, TX 76642

Robert B. Calamari                      Ronnie D. Conway                      George H. Didawick
1031 Breckinridge Lane                  10920 Forest Trace Lane               P. O. Box 615
Winchester, VA 22601                    Glen Allen, VA 23060                  Berkeley Springs, WV 25411

William P. Farrell                      Gregory S. Fell                       William L. Foutch
111 Winterberry Court                   2004 Maplewood Drive                  18710 Fairfield Road
Winchester, VA 22602                    Hagerstown, MD 21740                  Hagerstown, MD 21742John

John E. Friton                          Daniel N. Gerber                      Teddy D. Glennon
13003 Lance Circle                      2143 Castlegreen Drive                Route 4, Box 93
Hagerstown, MD 21742                    Greencastle, PA 17225                 Hedgesville, WV 25427-9316

Harvey S. Goldstein                     Richard E. Goodell                    Paul F. Guttmann
505 Victoria Lane                       Route 5, Box 250                      Route 1, Box 246B
Oswego, IL 60543                        Hedgesville, WV 25427                 Hedgesville, WV 25427

John W. Hammer                          James W. Holmes                       Richard Hunnisett
231 Jacques Haven Road                  217 Green Acre Circle                 14103 Barnhart Road
Gaston, SC 29053                        Lexington, SC 29073                   Clear Spring, MD 21722

Jeffrey P. Jahn                         Mack D. Jones                         Clive M. Kelsall
1026 Lakeview Drive                     Route 3, Box 53                       10241 Orleans Road NE
Cross Junction, VA 22625                Thornton, TX 76687                    Little Orleans, MD 21766

David A. Kistenfeger                    Cyrus W. Kreamer, Jr.                 Robert L. Krepps
1619 Dairy Lane                         Rt#l 6 Kilkenny Hill                  15 Countryside Avenue
Ottawa, IL 61350                        Pacific, MO 63069                     Ottawa, IL 61350

Raymond A. LeClair                      Gilberto Lopez                        Mark V. Lough
112 1/2 West Superior Street            307 Grantham Road                     26 N. Ladow Avenue, Apt. 19D
Ottawa, IL 61350                        Irmo, SC 29063                        Millville, NJ 08332

Matthew J. Lyman                        Robert Mang                           Larry D. Martin
155 Ashland Drive                       49 Seely Pine Estates                 173 Jefferson Place
Winchester, VA 22603                    Berkeley Springs, WV 25411            Columbia, SC 29212

John L. Mason                                Randall J. Massino                           Dale M. McFadden
400 Mawani Trail                             1029 E. Court Street                         708 W. Madison
Berkeley Springs, WV 25411                   Hennepin, IL 61327                           Ottawa, IL 61350

Andrew L. Meyers                             John F. Miller                               Robert H. Morrow
5 Amblers Lane                               11905 Sycamore Drive                         Route 1, Box 242 Honeywood
Shenandoah Junction, WV 25442                Hagerstown, MD 21740                         Hedgesville, WV 25427

Robert L. Oren                               Walter C. Pellish                            Roque A. Pullio
Rt. 3, Box 5622                              1501 W. Stephen Street                       802 E. Yeagua
Berryville, VA 22611                         Martinsburg, WV 25401                        Groesbeck, TX 76642

Gary A. Randolph                             Kimberly A. Ranft                            Lance D. Reed
1201 Willow Lane                             434 Alverston Court                          8235 South Oswego
Sulphur, OK 73086                            Ballwin, MO 63021                            Tulsa, OK 74137

Patrick W. Reeser                            Gordon L. Rulong                             Jon P. Sheridan
Route 1, Box 245 O                           18901 Dover Drive                            1901 Marsh Lane
Hedgesville, WV 25427                        Hagerstown, MD 21742                         Ardmore, OK 73401

James A. Sinkowski                           Beverly G. Sykes, Jr.                        Jeffrey D. Thatcher
53 Westwood Drive                            Route 7, Box 12850                           Route 2, Box 156
Groton, CT 06340                             Berkeley Springs, WV 25411                   Berkeley Springs, WV 25411

Michael L. Thompson                          Troy L. Trentham                             John A. Ulizio
177 Greenfield Drive                         5211 Powers Ferry Road                       19223 Old Ipswich Circle
Winchester, VA 22603                         Atlanta, GA 30327                            Hagerstown, MD 21742

James S. Vaccari                             Les Van Alstyne, Jr.                         James A. Wagner
2245 Delaney Drive                           Rd 1, Box 6                                  2218 Shamrock Lane
Ottawa, IL 61350                             Huntingdon, PA 16652                         Millville, NJ 08332

James D. Walker                              Ray K. Weiland                               William A. White
2002 Springdale Drive                        714 Camelot Estates Drive                    2111 Showers Lane
Martinsburg, WV 25401                        Hillsboro, MO 63050                          Martinsburg, WV 25401

David R. Whitmarsh                           Janice M. Widmyer                            John H. Wilson
3475 Geiger Road                             75 Michael Manor Rd.                         135 10 Paradise Church Road
Ida, MI 48140                                Berkeley Springs, W 25411                    Hagerstown, NM 21742

Stephen L. Yeich                             Eric K. Yildrim                              Richard J. Shearer
263 Hyatt                                    13316 Keener Road                            Route 4, Box 8930
Ruston, LA 71270                             Hagerstown, MD 21742                         Berkeley Springs, WV 25411

                                  Schedule 2

     Accounting Period                            Budgeted EBITDA
     -----------------                            ---------------
     Fiscal Year Ending December 31, 1998         $31,715
     Fiscal Year Ending December 31, 1999         $36,695
     Fiscal Year Ending December 31, 2000         $40,642
     Fiscal Year Ending December 31, 2001         $43,130
     Fiscal Year Ending December 31, 2002         $45,400

                                  Schedule 3

                        [Form of Restated Certificate]

                                  Schedule 4

                               DGHA Stockholders

D. George Harris

Anthony J. Petrocelli

Richard J. Donahue

Donald G. Kilpatrick

Richard J. Nick

                                  Schedule 5

                          Non-Affiliated Stockholders

Michael R. Boyce

Peter McConnell

Robert F. Clark

Keith Clark

Susan E. Day

Daniel Richardson

Billy Whalen

Max Reynolds

Scott Randolph

Kevin F. X. Brophy

Lawrence A. Schulte, Jr.

Gerald A. Gasparovich

William J. Sichko

Emanuel J. DiTeresi

Matthew J. Dowd

David Willetts

                                  Schedule 6

                          Institutional Stockholders

Chase Manhattan Capital, L.P.

Chase Venture Capital Associates, L.P.

Massachusetts Mutual Life Insurance Company

Massmutual Participation Investors

Massmutual Corporate Investors

Gerlach & Co.

                                  Schedule 7

                     Form of Manager Repurchase Agreement

                                  Schedule 8

                             Manager Stockholders
          Donald P. Altland                  Larry D. Martin
          Earle H. Andrews                   John L. Mason
          Jerry D. Ausin                     Randall J. Massino
          Steven J. Babler                   Dale M. McFadden
          David O. Bach                      Andrew L. Meyers
          H. William Bentgen                 John F. Miller
          Gary E. Bockrath                   Robert H. Morrow
          Larry A. Burkhart                  Robert L. Oren
          M. Ben Bushe                       Walter C. Pellish
          Robert B. Calamari                 Roque A. Pullio
          Ronnie D. Conway                   Gary A. Randolph
          George H. Didawick                 Kimberly A. Ranft
          William P. Farrell                 Lance D. Reed
          Gregory S. Fell                    Patrick W. Reeser
          William L. Foutch                  Gordon L. Rulong
          John E. Friton                     Richard J. Shearer
          Daniel N. Gerber                   Jon P. Sheridan
          Teddy D. Glennon                   James A. Sinkowski
          Harvey S. Goldstein                Beverly G. Sykes, Jr.
          Richard E. Goodell                 Jeffrey D. Thatcher
          Paul F. Guttmann                   Michael L. Thompson
          John W. Hammer                     Troy L. Trentham
          James W. Holmes                    John A. Ulizio
          Richard Hunnisett                  James S. Vaccari
          Jeffrey P. Jahn                    Les Van Alstyne, Jr.
          Mack D. Jones                      James A. Wagner
          Clive M. Kelsall                   James D. Walker
          David A. Kistenfeger               Ray K. Weiland
          Cyrus W. Kreamer, Jr.              William A. White
          Robert L. Krepps                   David R. Whitmarsh
          Raymond A. LeClair                 Janice M. Widmyer
          Gilberto Lopez                     John H. Wilson
          Mark V. Lough                      Stephen L. Yeich
          Matthew J. Lyman                   Eric K. Yildrim
          Robert Mang